                                                                    EXHIBIT 10.1


                                 Form of Indenture



                      ------------------------------------


                         INTERSTATE BAKERIES CORPORATION

                     and each of the Guarantors party hereto

                               ------------------

                         U.S. BANK NATIONAL ASSOCIATION

                                     TRUSTEE

                               ------------------

                                    INDENTURE

                           Dated as of August 12, 2004

                               -------------------

         6.0% SENIOR SUBORDINATED CONVERTIBLE NOTES DUE AUGUST 15, 2014

                     ---------------------------------------



                                TABLE OF CONTENTS


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ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1   Definitions...............................................................................       1
         Section 1.2   Other Definitions.........................................................................      10
         Section 1.3   Incorporation by Reference of Trust Indenture Act.........................................      11
         Section 1.4   Rules of Construction.....................................................................      12
         Section 1.5   Acts of Holders...........................................................................      12

ARTICLE II THE SECURITIES

         Section 2.1   Form and Dating...........................................................................      13
         Section 2.2   Execution and Authentication..............................................................      14
         Section 2.3   Registrar, Paying Agent and Conversion Agent..............................................      15
         Section 2.4   Paying Agent to Hold Money and Securities in Trust........................................      15
         Section 2.5   Securityholder Lists......................................................................      16
         Section 2.6   Transfer and Exchange.....................................................................      16
         Section 2.7   Replacement Securities....................................................................      17
         Section 2.8   Outstanding Securities; Determination of Holder's Action..................................      18
         Section 2.9   Temporary Securities......................................................................      19
         Section 2.10   Cancellation.............................................................................      19
         Section 2.11   Persons Deemed Owners....................................................................      19
         Section 2.12   Special Transfer Provisions..............................................................      20
         Section 2.13   CUSIP Numbers............................................................................      24
         Section 2.14   Issuance of Securities...................................................................      24

ARTICLE III REPURCHASE OF SECURITIES

         Section 3.1   Purchase of Securities at Option of the Holder............................................      25
         Section 3.2   Purchase of Securities at Option of the Holder upon a Fundamental Change..................      25
         Section 3.3   Conditions to the Company's Election to Pay the Repurchase Price or the Fundamental
                         Change Repurchase Price in Common Stock.................................................      26
         Section 3.4   Notices; Method of Exercising Repurchase Right, Etc.......................................      28
         Section 3.5   Deposit of Repurchase Price or Fundamental Change Repurchase Price........................      32
         Section 3.6   Covenant to Comply With Securities Laws Upon Purchase of Securities.......................      33

ARTICLE IV REDEMPTION OF SECURITIES

         Section 4.1   Optional Redemption.......................................................................      33
         Section 4.2   Election to Redeem; Notice to Trustee.....................................................      33
         Section 4.3   Selection by Trustee of Securities to Be Redeemed.........................................      34
         Section 4.4   Notice of Redemption......................................................................      34
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                                       i

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
         Section 4.5   Deposit of Redemption Price...............................................................      35
         Section 4.6   Securities Payable on Redemption Date.....................................................      35
         Section 4.7   Conversion Arrangement on Call for Redemption.............................................      36

ARTICLE V [INTENTIONALLY OMITTED]


ARTICLE VI COVENANTS

         Section 6.1   Payment of Securities.....................................................................      36
         Section 6.2   SEC and Other Reports.....................................................................      37
         Section 6.3   Compliance Certificate....................................................................      37
         Section 6.4   Further Instruments and Acts..............................................................      38
         Section 6.5   Maintenance of Office or Agency...........................................................      38
         Section 6.6   Delivery of Certain Information...........................................................      38
         Section 6.7   Existence.................................................................................      38
         Section 6.8   Liquidated Damages Under the Registration Rights Agreement................................      39
         Section 6.9   Information for IRS Filings...............................................................      39
         Section 6.10   Additional Note Guarantees...............................................................      39
         Section 6.11   Limitation on Certain Indebtedness.......................................................      39
         Section 6.12   Book-Entry System........................................................................      40

ARTICLE VII SUBORDINATION

         Section 7.1   Agreement of Subordination................................................................      40
         Section 7.2   Payments To Holders.......................................................................      41
         Section 7.3   Subrogation Of Securities.................................................................      43
         Section 7.4   Authorization To Effect Subordination.....................................................      44
         Section 7.5   Notice To Trustee.........................................................................      44
         Section 7.6   Trustee's Relation To Senior Debt.........................................................      45
         Section 7.7   No Impairment Of Subordination............................................................      45
         Section 7.8   Certain Conversions Deemed Payment........................................................      46
         Section 7.9   Article Applicable To Paying Agents.......................................................      46
         Section 7.10   Senior Debt Entitled To Rely.............................................................      46
         Section 7.11   Continuing Offer.........................................................................      46
         Section 7.12   Limitation on Remedies...................................................................      46

ARTICLE VIII MAKE-WHOLE PREMIUM

         Section 8.1   Determination of the Make-Whole Premium...................................................      48
         Section 8.2   Payment of Make-Whole Premium.............................................................      51
         Section 8.3   Adjustment to the Make-Whole Premium......................................................      52

ARTICLE IX SUCCESSOR CORPORATION

         Section 9.1   When Company May Merge or Transfer Assets.................................................      52

ARTICLE X DEFAULTS AND REMEDIES

         Section 10.1   Events of Default........................................................................      53
         Section 10.2   Acceleration.............................................................................      55
         Section 10.3   Other Remedies...........................................................................      55
         Section 10.4   Waiver of Past Defaults..................................................................      56
         Section 10.5   Control by Majority......................................................................      56
         Section 10.6   Limitation on Suits......................................................................      56
         Section 10.7   Rights of Holders to Receive Payment.....................................................      57
         Section 10.8   Collection Suit by Trustee...............................................................      57
         Section 10.9   Trustee May File Proofs of Claim.........................................................      57
         Section 10.10   Priorities..............................................................................      58
         Section 10.11   Undertaking for Costs...................................................................      58
         Section 10.12   Waiver of Stay, Extension or Usury Laws.................................................      58
         Section 10.13   Restoration of Rights and Remedies......................................................      59
         Section 10.14   Rights and Remedies Cumulative..........................................................      59
         Section 10.15   Delay or Omission Not Waiver............................................................      59

ARTICLE XI TRUSTEE

         Section 11.1   Duties of Trustee........................................................................      59
         Section 11.2   Rights of Trustee........................................................................      60
         Section 11.3   Individual Rights of Trustee.............................................................      62
         Section 11.4   Trustee's Disclaimer.....................................................................      62
         Section 11.5   Notice of Defaults.......................................................................      62
         Section 11.6   Reports by Trustee to Holders............................................................      63
         Section 11.7   Compensation and Indemnity...............................................................      63
         Section 11.8   Replacement of Trustee...................................................................      64
         Section 11.9   Successor Trustee by Merger..............................................................      65
         Section 11.10   Eligibility; Disqualification...........................................................      65
         Section 11.11   Preferential Collection of Claims Against Company.......................................      65

ARTICLE XII DISCHARGE OF INDENTURE

         Section 12.1   Discharge of Liability on Securities.....................................................      65
         Section 12.2   Repayment to the Company.................................................................      65

ARTICLE XIII AMENDMENTS

         Section 13.1   Without Consent of Holders...............................................................      66
         Section 13.2   With Consent of Holders..................................................................      67
         Section 13.3   Compliance with Trust Indenture Act......................................................      68
         Section 13.4   Revocation and Effect of Consents, Waivers and Actions...................................      68
         Section 13.5   Notation on or Exchange of Securities....................................................      68
         Section 13.6   Trustee to Sign Supplemental Indentures..................................................      68
         Section 13.7   Effect of Supplemental Indentures........................................................      69
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                                      iii

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
ARTICLE XIV note guarantees

         Section 14.1   Guarantee................................................................................      69
         Section 14.2   Subordination of Note Guarantee..........................................................      70
         Section 14.3   Limitation on Guarantor Liability........................................................      70
         Section 14.4   Execution and Delivery of Note Guarantee.................................................      71
         Section 14.5   Guarantors May Consolidate, Etc. on Certain Terms........................................      71
         Section 14.6   Releases.................................................................................      72

ARTICLE XV CONVERSIONS

         Section 15.1   Conversion Privilege.....................................................................      73
         Section 15.2   Conversion Procedure; Fractional Shares..................................................      74
         Section 15.3   Adjustment of Conversion Price...........................................................      75
         Section 15.4   Consolidation or Merger of the Company...................................................      83
         Section 15.5   Notice of Adjustment.....................................................................      84
         Section 15.6   Notice in Certain Events.................................................................      84
         Section 15.7   Company To Reserve Stock.................................................................      85
         Section 15.8   Taxes on Conversion......................................................................      85
         Section 15.9   Conversion After Record Date.............................................................      86
         Section 15.10   Responsibility of Trustee for Conversion Provisions.....................................      86
         Section 15.11   Unconditional Right of Holders to Convert...............................................      87
         Section 15.12   Common Stock Restricted Securities Legends..............................................      87

ARTICLE XVI MISCELLANEOUS

         Section 16.1   Trust Indenture Act Controls.............................................................      87
         Section 16.2   Notices..................................................................................      87
         Section 16.3   Communication by Holders with Other Holders..............................................      88
         Section 16.4   Certificate and Opinion as to Conditions Precedent.......................................      89
         Section 16.5   Statements Required in Certificate or Opinion............................................      89
         Section 16.6   Separability Clause......................................................................      89
         Section 16.7   Rules by Trustee, Paying Agent, Conversion Agent and Registrar...........................      89
         Section 16.8   Governing Law............................................................................      90
         Section 16.9   No Recourse Against Others...............................................................      90
         Section 16.10   Successors..............................................................................      90
         Section 16.11   Multiple Originals......................................................................      90
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                                       iv

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
EXHIBIT A                  Form of 144A Global Security

EXHIBIT B                  Form of Global Security

EXHIBIT C                  Form of Certificated Security

EXHIBIT D                  Transfer Certificate

EXHIBIT E                  Institutional Accredited Investor Letter

EXHIBIT F                  Exchange Certificate

EXHIBIT G                  Common Stock Restricted Securities Legend

EXHIBIT H                  Form of Note Guarantee

EXHIBIT I                  Form of Supplemental Indenture

         INDENTURE, dated as of August 12, 2004, among INTERSTATE BAKERIES CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 12 East Armour Boulevard, Kansas City, Missouri 64111 (the "Company"), the Guarantors (as defined) and U.S. Bank National Association, as Trustee hereunder (the "Trustee").

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 6.0% Senior Subordinated Convertible Notes due August 15, 2014 (the "Securities"):

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1 Definitions.

         "144A Global Security" means a Security that is registered in the register of Securities in the name of a Depositary or a nominee thereof that is required to bear the Legend required by Section 2.6, which Security will be in the form attached hereto as Exhibit A.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

         "Board Resolution" means a resolution of the Board of Directors.

         "Business Day" means a day other than a Saturday or Sunday or any day on which banking institutions in the City of New York or Kansas City, Missouri are authorized or obligated by law or regulation to close.

         "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, membership interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) the equity of such Person, whether now outstanding or issued after the date hereof, including without limitation, all common stock and preferred stock.

         "Certificated Securities" means Securities that are in the form of the Securities attached hereto as Exhibit C.

         "Change of Control" means the occurrence of one or more of the following events:

         (1) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company's assets to any Person or group of related Persons (other than to any of the Company's wholly owned Subsidiaries) as defined in Section 13(d) of the Exchange Act;

         (2) the approval by the holders of the Company's Capital Stock of any plan or proposal for liquidation or dissolution;

         (3) if any Person or group shall become the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of shares representing more than 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company; or

         (4) any consolidation or merger by the Company where Persons who are beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of the Company's shares of Voting Stock immediately prior to such transaction no longer own at least a majority of the total voting power of the continuing or surviving corporation or entity.

Notwithstanding anything in this Indenture to the contrary, a "Change of Control" will not be deemed to have occurred in respect of any of the foregoing if at least 90% of the consideration, excluding cash payments for fractional shares, in the subject transaction or event consists of shares of Capital Stock or American Depositary Shares that are (A) listed on, or immediately after the transaction or event will be listed on the New York Stock Exchange or another United States national securities exchange, or (B) approved, or immediately after the transaction or event will be approved, for quotation on the NASDAQ National Market or any similar United States system of automated dissemination of quotations of securities prices.

         "Closing Date" means the date of this Indenture.

         "Closing Price" means, for any security as of any date, the last closing trade price for such security on the principal United States securities market on which such security is traded (which is currently the New York Stock Exchange with respect to the Common Stock) as reported by Bloomberg Financial Markets (or any successor thereto, "Bloomberg"), or, if such exchange begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m. (New York City time) as reported by Bloomberg, or, if such exchange is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the highest bid prices and the lowest ask prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Company and the Majority Holders.

         "Closing Price Per Share" means, with respect to the Common Stock, for any day, the Closing Price per share of Common Stock.

         "Common Stock" means the Common Stock, par value $0.01 per share, of the Company existing on the date of this Indenture or any other shares of Capital Stock of the Company into which such Common Stock shall be reclassified or changed.

         "Company" means the party named as the "Company" in the first Section of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two Officers.

         "Conversion Date" means, with respect to any Holder, the date on which such Holder has satisfied all the requirements to convert its Securities pursuant to Section 15.2.

         "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 60 Livingston Avenue, EP-MN-WS3C, St. Paul, Minnesota 55107, Attention: Corporate Trust Services, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

         "Default" means an event which is, or after notice or lapse of time or both would be, an Event of Default.

         "Designated Senior Debt" means (i) Senior Debt arising under or in connection with the Company's Amended and Restated Credit Agreement, dated as of April 25, 2002, among the Company, the Guarantors, the several banks and other financial institutions or entities from time to time parties thereto, The Bank of Nova Scotia, BNP Paribas, Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A. "Rabobank International," New York Branch, and Suntrust Bank, as the Co-Documentation Agents, Bank of America, N.A., as the Syndication Agent, and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as administrative agent, as such may be amended, supplemented or restated from time to time and (ii) any other Senior Debt and all deferrals, renewals, extensions, refinancings or refundings of, or amendments, modifications or supplements thereof and that (x) is an aggregate original principal amount of not less than $50,000,000 and (y) the Company has designated in writing to the Trustee shall be treated as "Designated Senior Debt" for purposes of this Indenture.

         "Domestic Subsidiary" means any Subsidiary of the Company formed under the laws of the United States or any state of the United States or the District of Columbia or that guarantees or otherwise provides direct credit support for any Indebtedness of the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fundamental Change" means, for purposes of Article VIII, any Change of Control, and otherwise (i) prior to August 15, 2011, any Change of Control, and
(ii) on or after August 15, 2011, any Change of Control or Termination of Trading.

         "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

         "Global Security" means a Security that is registered in the register of Securities in the name of a Depositary or a nominee thereof that either (a) is a 144A Global Security or (b) is not required to bear the Legend required by
Section 2.6, which Security will be in the form attached hereto as Exhibit B.

         "Guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

         "Guarantors" means each Subsidiary of the Company that executes a Note Guarantee in accordance with the provisions of this Indenture, and their respective successors and assigns, in each case, until the Note Guarantee of such Person has been released in accordance with the provisions of this Indenture.

         "Hedging Obligations" means, with respect to any Person, the net payment obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other similar agreements or arrangements in each case entered into in the ordinary course of business and pursuant to past practices designed to protect such Person against fluctuations in commodity prices, interest rates or currency exchange rates.

         "Holder" or "Securityholder" means a Person in whose name a Security is registered on the Registrar's books.

         "Immaterial Subsidiary" means, as of any date, any Subsidiary whose total assets, as of that date, are less than $10,000,000.

         "Indebtedness" of any Person means (a) any indebtedness, whether or not contingent, (i) in respect of borrowed money, (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) letters of credit (or reimbursement agreements in respect thereof), (iv) banker's acceptances, (v) representing Capital Lease Obligations, (vi) the unpaid balance of the deferred purchase price of any property, except to the extent that any such balance that constitutes an accrued expense or trade payable in accordance with GAAP, (vii) representing any Hedging Obligation, in each case, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet prepared in accordance with GAAP, as well as all Indebtedness of others secured by a lien on any asset of such Person (whether or not such Indebtedness is assumed by such Person) and, (b) to the extent not otherwise included in clause (a) hereof, the Guarantee by such Person of any Indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness that does not require current payments of interest, and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

         "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

         "Interest Payment Dates" shall mean each February 15 and August 15, commencing on February 15, 2005.

         "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other similar encumbrance (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

         "Liquidated Damages" shall mean all liquidated damages then owing pursuant to the Registration Rights Agreement.

         "Majority Holders" shall mean the Holders of more than 50% of the aggregate principal amount of the Securities at the time outstanding.

         "Note Guarantee" means the Guarantee by each Guarantor of the Company's obligations under this Indenture and the Securities, executed pursuant to the provisions of this Indenture.

         "New York Stock Exchange" means The New York Stock Exchange, Inc.

         "Officer" means the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Accounting Officer, any Vice President, the Treasurer, the Controller, or the Secretary of the Company.

         "Officers' Certificate" means a written certificate containing the information specified in Sections 16.4 and 16.5, signed in the name of the Company by any two Officers, and delivered to the Trustee. An Officers' Certificate given pursuant to Section 6.3 shall be signed by the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Treasurer or Controller of the Company but need not contain the information specified in Sections 16.4 and 16.5.

         "Opinion of Counsel" means a written opinion containing the information specified in Sections 16.4 and 16.5, from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company or the Trustee.

         "Permitted Junior Securities" means (a) equity interests in the Company or any Guarantor, or (b) debt securities that are subordinated to all Senior Debt (and any debt securities issued in exchange for Senior Debt) at least to substantially the same extent as, or to a greater extent than, the Securities and the Note Guarantees are subordinated to Senior Debt under this Indenture so long as, in each case, the class comprised of the Holders of the Securities is not higher than or equal to any class comprised of Senior Debt claims.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         "QIB" means a Qualified Institutional Buyer as defined in Rule 144A of the Securities Act.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, between the Company and each of the initial purchasers of the Securities, as amended from time to time.

         "Responsible Officer" means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Restricted Security" means a Security required to bear the restrictive legend set forth in the form of Security set forth in Exhibits A and B of this Indenture.

         "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "SEC" means the Securities and Exchange Commission.

         "Securities" has the meaning assigned to it in the preamble to this Indenture and shall include the Securities issued pursuant to Section 2.2 hereof.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securityholder" or "Holder" means a Person in whose name a Security is registered on the Registrar's books.

         "Senior Debt" means:

         (i) the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding), and rent payable on or termination payments with respect to or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company or any Guarantor, whether outstanding on the date of this Indenture or subsequently created, incurred, assumed, guaranteed or in effect guaranteed by the Company or any Guarantor and that are not exercisable or convertible into or exchangeable for Capital Stock of the Company or any Guarantor; and

         (ii) all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing;

unless in the case of any particular Indebtedness, the instrument creating or evidencing such Indebtedness or the assumption or guarantee thereof expressly provides that the Indebtedness shall not be senior in right of payment to the Securities or any Note Guarantee or expressly provides that such Indebtedness is equal with or junior to the Securities or any Note Guarantee; provided, however, that notwithstanding anything to the contrary contained herein, the term "Senior Debt" shall not include (a) any Indebtedness owed by the Company to any Subsidiary or any Affiliate of the Company, (b) any Indebtedness owed by any Guarantor to the Company, any other Guarantor, or any other Affiliate of such Guarantor, (c) any liability for federal, state, local or other taxes owed or owing by the Company, (d) any trade payables; and (iv) any Indebtedness with respect to the Securities.

         "Significant Subsidiary" shall have the meaning ascribed to such term in Rule 405 of the Securities Act.

         "Stated Maturity" when used with respect to any Security, means August 15, 2014.

         "Subsidiary" means any Person of which at least a majority of the outstanding Voting Stock shall at the time directly or indirectly be owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

         "Termination of Trading" shall be deemed to have occurred if the Common Stock or other Capital Stock into which the Securities are convertible is neither listed for trading on the New York Stock Exchange, the American Stock Exchange nor approved for listing on the NASDAQ National Market or the NASDAQ SmallCap Market, and no American Depositary Shares or similar instruments for such common stock are so listed or approved for listing in the United States.

         "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

         "Trading Day" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common

Stock then is listed or, if the Common Stock is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Stock is then traded.

         "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Voting Stock" of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the principal United States securities market on which such security is traded (which is currently the New York Stock Exchange with respect to the Common Stock) as reported by Bloomberg through its "Volume at Price" functions during the period beginning at 9:30:01 a.m. (New York City time) (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m. (New York City time) (or such other time as such market publicly announces is the official close of trading), or, if such exchange is not the principal securities exchange or trading market for such security, the dollar volume-weighted average price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if the dollar volume-weighted average price of such security is not reported for such security by Bloomberg, the average of the highest bid prices and the lowest ask prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Majority Holders.

         Section 1.2 Other Definitions

         Term Section:                                                 Defined in:
         "Agent Members"............................................   2.12(e)(5)
         "Bankruptcy Law"...........................................   14.3
         "beneficial owner".........................................   3.4(j)
         "Calculation Agent"........................................   8.1(b)
         "Common Stock Record Date".................................   15.3(h)
         "Common Stock Restricted Securities Legend"................   15.12
         "Company Notice"...........................................   3.4

         Term Section:                                                 Defined in:
         "Conversion Agent".........................................   2.3
         "Conversion Limitation" ...................................   15.1(b)
         "Conversion Price" ........................................   15.1(a)
         "Current Market Value".....................................   15.3(h)
         "Depositary"...............................................   2.1(a)
         "Effective Date"...........................................   8.1(a)(1)
         "Event of Default".........................................   10.1
         "Excess Amount"............................................   15.3(f)
         "Excess Shares"............................................   9(c)
         "Expiration Time"..........................................   15.3(f)
         "Fair Market Value"........................................   15.3(h)
         "Fundamental Change Repurchase Date".......................   3.2
         "Fundamental Change Repurchase Notice".....................   3.4(a)(4)
         "Fundamental Change Repurchase Price"......................   3.2
         "junior securities"........................................   7.8
         "Legend"...................................................   2.6(f)
         "Make-Whole Premium".......................................   8.1(a)(3)
         "Make-Whole Premium Table".................................   8.1(a)(3)(iv)
         "Non-Electing Share" ......................................   15.4
         "Notice of Default"........................................   10.1
         "Optional Redemption Price"................................   4.1
         "Paying Agent".............................................   2.3
         "Payment Blockage Notice"..................................   7.2
         "Purchasers"...............................................   4.7
         "Redemption Date"..........................................   4.4(1)
         "Registrar"................................................   2.3
         "Repurchase Date"..........................................   3.1
         "Repurchase Notice"........................................   3.4(b)
         "Repurchase Price".........................................   3.1
         "Rule 144A Information"....................................   6.6
         "Standstill Period" .......................................   7.12(a)
         "Stock Price" .............................................   8.1(a)(2)
         "Stock Price Cap" .........................................   8.1(a)(3)(iii)
         "Stock Price Threshold" ...................................   8.1(a)(3)(ii)
         "Third Parties"............................................   15.1(c)
         "transfer" ................................................   2.6(g)
         "Trigger Event" ...........................................   15.3(e)

         Section 1.3 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC.

         "indenture securities" means the Securities.

         "indenture security holder" means a Securityholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the Securities and the Note Guarantees means the Issuers and the Guarantors, respectively, and any successor obligor upon the Securities and the Note Guarantees, respectively.

         All other TIA terms used in this Indenture that are not defined herein and that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

         Section 1.4 Rules of Construction. Unless the context otherwise requires:

         (1) a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (3) "or" is not exclusive;

         (4) "including" means including, without limitation; and

         (5) words in the singular include the plural, and words in the plural include the singular.

         Section 1.5 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and/or the Guarantors, as described in Section 16.2. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Company and the Guarantors, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The principal amount and serial number of any Security and the ownership of Securities shall be proved by the Registrar.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided, however, that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                   ARTICLE II

                                 THE SECURITIES

         Section 2.1 Form and Dating. The Securities (including the election of holder to require repurchase (the "Election of Holder to Require Repurchase")) in the form set forth in Exhibit A and the Trustee's certificate of authentication as set forth in Exhibits A, B and C) shall be substantially in the form of Exhibits A, B and C, which are a part of this Indenture. The Securities may have such other notations, legends or endorsements required by law, stock exchange rule or usage (provided, however, that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The Company shall provide any such other notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

         (a) 144A Global Securities. The Securities shall initially be issued in the form of a 144A Global Security, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary (as defined below) and registered in the name of DTC or the nominee thereof (DTC, or any successor thereto, and any such nominee being hereinafter referred to as the "Depositary"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, the Registrar and the Depositary as hereinafter provided.

         (b) Global Securities in General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, repurchases and conversions.

         Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 hereof and shall be made on the records of the Trustee, the Registrar and the Depositary.

         (c) Book-Entry Provisions. This Section 2.1(d) shall apply only to Global Securities deposited with or on behalf of the Depositary.

         If the Securities are accepted for clearance and settlement through the facilities of DTC, the Company shall execute and the Trustee shall, in accordance with this Section 2.1(d), authenticate and deliver one or more Global Securities that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall be substantially in the form of Exhibit A or Exhibit B attached hereto.

         Section 2.2 Execution and Authentication. The Securities shall be executed on behalf of the Company by any Officer. The signature of the Officer on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were, at the time of the execution of the Securities, Officers shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         The Trustee shall authenticate and deliver, without any further action by the Company (other than as contemplated in Section 16.4 and Section 16.5 hereof), (i) on the Closing Date, Securities with an aggregate principal amount of up to $100,000,000 and (ii) Securities (with an aggregate principal amount not to exceed $20,000,000) for an original issue in an aggregate principal amount specified in one or more Company Orders.

         The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of principal amount and any integral multiple of $1,000.

         Section 2.3 Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for purchase or payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 6.5. The term Conversion Agent includes any additional conversion agent, including any named pursuant to Section 6.5.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (in each case, if such Registrar, agent or co-registrar is a Person other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 11.7. The Company or any Subsidiary or an Affiliate of either of them may not act as Paying Agent, Registrar, Conversion Agent or co-registrar under this Indenture.

         The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

         Section 2.4 Paying Agent to Hold Money and Securities in Trust. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds and Common Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money.

         Section 2.5 Securityholder Lists. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semi-annually on January 1 and July 1 all information in the possession or control of the Company as to the names and addresses of the Securityholders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders. The Trustee shall preserve in as current a form as is reasonably practicable all information received from the Company as to the names and addresses of Securityholders.

         Section 2.6 Transfer and Exchange. (a) Subject to Section 2.12 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.3, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange, other than exchanges pursuant to Section 2.9 not involving any transfer.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount upon surrender of the Securities to be exchanged, together with a written instrument of exchange satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of any Securities in respect of which a Repurchase Notice or Fundamental Change Repurchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture.

         (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.6(b). Transfers of a Global Security shall be limited to transfers of such Global Security in whole or in part, to the Depositary, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

         (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

         (d) Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

         (e) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

         (f) If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Security attached hereto as Exhibits A and C setting forth such restrictions (collectively, the "Legend"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar the evidence required pursuant to the Legend and pursuant to Section 2.12. Upon (i) provision of such satisfactory evidence or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by the Company or an Affiliate of the Company, the Legend shall be reinstated.

         (g) Notwithstanding the provisions of Section 2.6(f) above or Sections 2.12(b) and (c) below, a pledge or other hypothecation of any Security to a bank or other financial institution that is either an accredited investor or a QIB, in connection with any bona fide margin agreement or other loan or financing arrangement shall not be deemed to constitute a "transfer" for purposes of this Indenture. Any foreclosure or other disposition of any Securities so pledged or otherwise hypothecated by such bank or other financial institution shall constitute a "transfer" for all purposes hereunder and shall be made only in accordance with the applicable provisions hereof.

         Section 2.7 Replacement Securities. If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a certificate number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article III hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

         Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 2.8 Outstanding Securities; Determination of Holder's Action. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those paid pursuant to Section 2.7, those delivered to it for cancellation and those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent, waiver, or other Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other Act, only Securities which a Responsible Officer knows are so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles X and XIII).

         If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the Paying Agent holds, in accordance with this Indenture, on the Business Day following a Repurchase Date or Fundamental Change Repurchase Date, or on Stated Maturity, money sufficient to pay Securities payable on that date, then immediately after such Repurchase Date, Fundamental Change Repurchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and interest, including Liquidated Damages, if any, on such Securities shall cease to accrue.

         If a Security is converted in accordance with Article XV, then from and after the time of conversion on the date of conversion, such Security shall cease to be outstanding and interest, including Liquidated Damages, if any, shall cease to accrue on such Security.

         Section 2.9 Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         Section 2.10 Cancellation. All Securities surrendered for payment, purchased by the Company pursuant to Article III, conversion or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has repurchased, paid for or delivered to the Trustee for cancellation, or that any Holder has converted pursuant to Article XV. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.

         Section 2.11 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Repurchase Price or Fundamental Change Repurchase Price in respect thereof, and interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 2.12 Special Transfer Provisions. (a) Notwithstanding any other provisions of this Indenture or the Securities, (A) transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.6 and Section 2.12(a)(i), (B) transfers of a beneficial interest in a Global Security for a Certificated Security shall comply with Section 2.6, Section 2.12(a)(ii) below and Section 2.12(e)(1) below, and (C) transfers of a Certificated Security shall comply with Section 2.6 and Sections 2.12(a)(iii) and (iv) below.

                  (i) Transfer of Global Security. A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided, however, that this clause (i) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 2.12(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.12(a).

                  (ii) Restrictions on Transfer of a Beneficial Interest in a Global Security for a Certificated Security. A beneficial interest in a Global Security may not be exchanged for a Certificated Security except upon satisfaction of the requirements set forth below and in
         Section 2.12(e)(1) below. Upon receipt by the Trustee of a transfer of a beneficial interest in a Global Security in accordance with Applicable Procedures for a Certificated Security in the form satisfactory to the Trustee, together with:

                  (A) so long as the Securities are Restricted Securities, certification in the form set forth in Exhibit D;

                  (B) written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect a decrease in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

                  (C) if the Company so reasonably requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend,

then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the Securities represented by the Global Security to be decreased by the aggregate principal amount of the Certificated Security to be issued, shall issue such Certificated Security and shall debit or cause to be debited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so issued.

                  (iii) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented to the Registrar with a request:

         (y)      to register the transfer of such Certificated Securities; or

         (z) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Securities surrendered for transfer or exchange:

         (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

         (2) so long as such Securities are Restricted Securities, such Securities are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A),
                  (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                  (A) if such Certificated Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                  (B) if such Certificated Securities are being transferred to the Company, a certification to that effect; or

                  (C) if such Certificated Securities are being transferred pursuant to an exemption from registration, (i) a certification to that effect (in the form set forth in Exhibit D, if applicable) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend.

                  (iv) Restrictions on Transfer of a Certificated Security for a Beneficial Interest in a Global Security. A Certificated Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below.

         Upon receipt by the Trustee of a Certificated Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

         (I) so long as the Securities are Restricted Securities, certification, in the form set forth in Exhibit F, that either (x) the Holder of such Certificated Security is a QIB and is exchanging its Certificated Security for an interest in the Global Security pursuant to Section 2.1(b) or (y) the Securities represented by such Certificated Security are being transferred in compliance with Rule 144A; and

         (II) written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Security and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Certificated Security to be exchanged, and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so cancelled. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

         (b) Subject to the succeeding Section (c), every Security shall be subject to the restrictions on transfer provided in the Legend including the delivery of an opinion of counsel, if so provided. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit D, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

         (c) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

         (d) As used in the preceding two paragraphs of this Section 2.12, the term "transfer" encompasses any sale, transfer, loan or other disposition of any Security; but subject to the provisions of Section 2.6(g) above.

         (e) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

         (1) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, provided, however, that a Global Security may be exchanged for Securities registered in the names of any Person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days or (ii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause
                  (i) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (ii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided, however, that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

         (2) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

         (3) Subject to the provisions of clause (5) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         (4) In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

         (5) Neither any members of, or participants in, the Depositary (collectively, the "Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Security.

         Section 2.13 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

         Section 2.14 Issuance of Securities. The Company will be entitled to issue Securities under this Indenture in an aggregate principal amount of $100 million on the initial issuance date for the Securities and up to an additional aggregate principal amount not to exceed $20 million to the initial purchasers of the Securities pursuant to the terms of the purchase agreements with such purchasers. Other than as set forth in the preceding sentence, the Company shall not issue any Securities under this Indenture.

                                   ARTICLE III

                            REPURCHASE of SECURITIES

         Section 3.1 Purchase of Securities at Option of the Holder . Securities shall be repurchased by the Company pursuant to the terms of this Indenture and the Securities at the option of the Holder on August 15, 2011 (the "Repurchase Date"), at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased (any such portion being at least $1,000 or an integral multiple of $1,000 in excess thereof and provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be outstanding after such repurchase is equal to $1,000 or integral multiples of U.S. $1,000 in excess thereof), plus interest (including Liquidated Damages, if any) accrued but unpaid to, but excluding, the Repurchase Date (the "Repurchase Price"), subject to the provisions of Section 3.3. At the option of the Company, the Repurchase Price may be paid in cash, or subject to the fulfillment by the Company of the conditions set forth in Section 3.3, by delivery of shares of Common Stock or a combination of cash and Common Stock. Each Holder whose Securities are repurchased pursuant to this Section 3.1 shall receive the same percentage of cash or shares of Common Stock in payment of the Repurchase Price for such Securities, except with regard to the payment of cash in lieu of fractional shares of Common Stock. The number of shares of

Common Stock to be delivered shall equal such number of shares of Common Stock having a fair market value (as determined under Section 3.3 hereof) equal to the percentage of the Repurchase Price to be paid in shares of Common Stock as set forth in the applicable Company Notice. At any time prior to the delivery of the applicable Company Notice, the Company may unilaterally irrevocably waive its right under this Section 3.1 to pay all or any portion of the Repurchase Price in shares of Common Stock by providing written notice of such waiver to the Trustee and the Holders.

         Section 3.2 Purchase of Securities at Option of the Holder upon a Fundamental Change. In the event that a Fundamental Change shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple of $1,000 in excess thereof (provided, however, that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be outstanding after such repurchase is equal to $1,000 or integral multiples of $1,000 in excess thereof), on the date (the "Fundamental Change Repurchase Date") that is (i) in the event of a Fundamental Change arising from a Change of Control, on the first Business Day after expiration of the Fundamental Change Conversion Period and (ii) otherwise on the 35th Business Day after a Termination of Trading, at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased plus interest (including Liquidated Damages) accrued but unpaid to, but excluding, the Fundamental Change Repurchase Date (the "Fundamental Change Repurchase Price"). Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article XII, unless a Fundamental Change shall have occurred prior to such discharge. The Fundamental Change Repurchase Price shall be paid in cash; provided, that the Company shall have the option to pay the Fundamental Change Repurchase Price, subject to the fulfillment by the Company of the conditions set forth in Section 3.3, by delivery of shares of Common Stock or a combination of cash and Common Stock. Each Holder whose Securities are repurchased pursuant to this Section 3.2 shall receive the same percentage of cash or shares of Common Stock in payment of the Fundamental Change Repurchase Price for such Securities, except with regard to the payment of cash in lieu of fractional shares of Common Stock. The number of shares of Common Stock to be delivered shall equal such number of shares of Common Stock having a fair market value (as determined under Section 3.3 hereof) equal to the percentage of the Fundamental Change Repurchase Price to be paid in shares of Common Stock as set forth in the applicable Company Notice). At any time prior to the delivery of the applicable Company Notice, the Company may unilaterally irrevocably waive its right under this Section 3.2 to pay all or any portion of the Fundamental Change Repurchase Price in shares of Common Stock by providing written notice of such waiver to the Trustee and the Holders.

         Section 3.3 Conditions to the Company's Election to Pay the Repurchase Price or the Fundamental Change Repurchase Price in Common Stock. The Company may elect to pay all or any portion of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, in shares of Common Stock if and only if the following conditions shall have been satisfied (or waived by the applicable Holder):

         (1) The shares of Common Stock deliverable in payment of the Repurchase Price, or the Fundamental Change Repurchase Price, as the case may be, shall not exceed the amount calculated pursuant to the provisions of Section 3.3(5) below. For purposes of this Article III, the "fair market value" of shares of Common Stock means the product of (i) 97% and (ii) the arithmetic average of the Closing Prices per share of the Common Stock for the fifteen consecutive Trading Days immediately preceding and including the third Trading Day prior to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, appropriately adjusted to take into account the occurrence, during such fifteen Trading Day period, of any event described in Section 15.3;

         (2)    The Repurchase Price or the Fundamental Change Repurchase
Price, as the case may be, shall be paid only in cash in the event of a Termination of Trading or in the event that any shares of Common Stock to be issued upon repurchase of Securities hereunder (i) require registration or approval under any federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon repurchase and if such registration is not completed or does not become effective prior to the delivery of the Company Notice and such completion and effectiveness is not maintained from after delivery of such Company Notice to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, or (ii) require registration or qualification under any state securities law before such shares may be validly issued or delivered upon repurchase and if such registration or qualification is not completed or does not become effective prior to the delivery of the applicable Company Notice and such completion and effectiveness is not maintained from after delivery of such Company Notice to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, or (iii) violates any Federal or state securities laws;

         (3) The shares of Common Stock to be issued in respect of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, is, or shall have been, listed or approved for listing on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, in either case, prior to the delivery of the applicable Company Notice;

         (4) The Company shall have sufficient authorized but unissued (or issued but not outstanding) shares of Common Stock (or, in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted under the terms of this Indenture in which the Company is not the surviving entity, out of the authorized but unissued Common Stock of the surviving entity or its direct or indirect parent entity) to issue the shares of Common Stock to be issued upon repurchase of the Securities on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, and, such Common Stock will upon issue, be duly and validly issued and fully paid and nonassessable and free of any preemptive rights;

         (5) The Company has timely given a Company Notice containing all the information required under Section 3.4 and such Company Notice shall set forth the percentage of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, stated in a total principal amount as if all of the Securities then outstanding shall be redeemed on the applicable Repurchase Date or the applicable Fundamental Change Repurchase Date, as the case may be, that will be paid in shares of Common Stock, which total principal amount to be paid in shares of Common Stock shall not exceed 20% of the product of (x) the total daily trading volume of the Common Stock as reported by Bloomberg through its "HP" function during the ten Trading Days immediately preceding the date of delivery of the Company Notice and (y) the arithmetic average of the Weighted Average Price per share of Common Stock on each of such ten Trading Days as reported by Bloomberg through its "HP" function; and

         (6) The Trustee shall receive at the time of delivery of the applicable Company Notice and just prior to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, (i) an Officer's Certificate stating that the terms of the issuance of the shares of Common Stock are in conformity with this Indenture, (ii) an Opinion of Counsel to the effect that the shares of Common Stock to be issued by the Company in respect of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture, will be validly issued, fully paid and non-assessable and
(iii) an Officer's Certificate stating that the conditions to the issuance of the shares of Common Stock have been satisfied.

         Promptly after determination of the actual number of shares of Common Stock to be issued upon repurchase of Securities, the Company shall disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing this information or publish the information on the Company's web site or through such other public medium as the Company may use at that time.

         Section 3.4 Notices; Method of Exercising Repurchase Right, Etc. (a) Unless the Company shall have theretofore called for redemption all of the outstanding Securities, the Company shall give to the Trustee, the Paying Agent and all Holders of Securities, in the manner provided in this Section 3.4, notice (the "Company Notice") (i) on or before the 20th Business Day prior to the Repurchase Date or, in the event of a Fundamental Change arising from a Change of Control, the anticipated Effective Date (but in no event earlier than 45 days prior to the Repurchase Date or anticipated Effective Date, as the case may be), and (ii) within 15 Business Days after the Company knows or reasonably should know of the occurrence of a Fundamental Change that arises as a result of any Termination of Trading. Prior to or concurrently with the delivery of any Company Notice, the Company will issue a press release or publish such information on the Company's then existing website including the information required to be included in such Company Notice hereunder. The Company shall also deliver a copy of any Company Notice to the Trustee. At the request and expense of the Company on or before the fifth Business Day prior to the date on which the Company Notice is to be mailed, the Trustee shall give the Company Notice to the Holders.

         Each Company Notice shall state:

         (1) the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be,

         (2)    the date by which the repurchase right must be exercised,

         (3) the Repurchase Price, or the Fundamental Change Repurchase Price, as the case may be, and whether the Repurchase Price, or the Fundamental Change Repurchase

Price, as the case may be, shall be paid by the Company in cash or by delivery of shares of Common Stock, or a combination thereof and the percentage of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, stated in a total principal amount as if all of the Securities then outstanding shall be redeemed on the applicable Repurchase Date or the applicable Fundamental Change Repurchase Date, as the case may be, that will be paid in shares of Common Stock (which indication shall be irrevocable, subject to the satisfaction (or waiver) of the conditions set forth in Section 3.3),

         (4) if the notice relates to the occurrence of a Fundamental Change, the events causing the Fundamental Change, the date of the Fundamental Change and that the Securities with respect to which a Holder gives a Repurchase Notice with respect to a Fundamental Change (a "Fundamental Change Repurchase Notice") may be converted only if the Holder withdraws the Repurchase Notice as to such converted Securities in accordance with the terms of this Indenture,

         (5) a description of the procedure that a Holder must follow to exercise a repurchase right, and the place or places where such Securities are to be surrendered for payment of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, and accrued but unpaid interest (including Liquidated Damages), if any, to, but excluding, the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be,

         (6) that on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, and accrued but unpaid interest (including Liquidated Damages), if any, to, but excluding, the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

         (7) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate in accordance with the terms of this Indenture and the place or places where such Securities may be surrendered for conversion,

         (8) the place or places that the Security certificate (including the Election of Holder to Require Repurchase attached thereto) and the Repurchase Notice (as defined below) shall be delivered, and, if the Security is a Restricted Security, the place or places that the Transfer Certificate in the form set forth in Exhibit D, required by Section 2.12 shall be delivered,

         (9) the name and address of the Paying Agent and Conversion Agent, and

         (10) the percentage of any Make-Whole Premium that will be paid in shares of Common Stock and cash (which indication shall be irrevocable), subject to the satisfaction (or waiver) of the conditions set forth in Section 8.1(c)), and

         (11) any other information to be included therein pursuant to Section 8.1.

         No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

         If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

         (b) To exercise a repurchase right pursuant to Section 3.1 or Section 3.2, a Holder shall deliver to the Paying Agent (i) written notice (a "Repurchase Notice") of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased (which portion must be in principal amounts of $1,000 or a whole multiple of $1,000) and the name of the Person in which the portion thereof to remain outstanding after such repurchase is to be registered), if certified, the certificate numbers of the Securities to be repurchased, and a statement that an election to exercise the repurchase right pursuant to the terms and conditions specified in the Securities and the Indenture is being made thereby, and, in the event that any portion of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) book-entry transfer or delivery of such Security to the Paying Agent at any time after delivery of the Repurchase Notice (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Repurchase Price therefor or the Fundamental Change Repurchase Price therefor, as the case may be; provided, however, that such Repurchase Price or Fundamental Change Repurchase Price, as the case may be, shall be so paid pursuant to this Section only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Repurchase Notice. In the case of a repurchase right pursuant to Sections 3.1 and 3.2, such delivery shall be at any time from the opening of business on the date that is 20 Business Days prior to the Repurchase Date until the close of business on the second Business Day prior to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, subject to extension to comply with applicable law.

         A repurchase notice given by a Holder in accordance with this Section may be withdrawn, in whole or in part, by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the day that is one Business Day before the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, specifying:

         (1) the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary procedures if Certificated Securities have not been issued,

         (2) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

         (3) the principal amount, if any, of such Security which remains subject to the original Repurchase Notice and which has been or will be delivered for purchase by the Company.

         The Company may, in its sole and complete discretion, accept a written notice of withdrawal on or after the close of business on the day that is one Business Day prior to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be. The decision of the Company to accept or reject such a withdrawal notice shall be conclusive and binding on the Holder proposing to make the withdrawal.

         (c) There shall be no purchase of any Securities pursuant to this
Article if an Event of Default has occurred and is continuing (other than a default that is cured by the payment of the Repurchase Price or Fundamental Change Repurchase Price, as the case may be). The Paying Agent shall promptly return to the respective Holders thereof any Securities (i) with respect to which a Repurchase Notice or Fundamental Change Repurchase Notice, as the case may be, has been withdrawn in compliance with this Indenture or (ii) held by it during the continuance of an Event of Default (other than a default that is cured by the payment of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be) in which case, upon such return, the Repurchase Notice or the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

         (d) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, in cash or shares of Common Stock, as provided in Section 3.3, for payment to the Holder on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, together with accrued and unpaid interest to, but excluding, the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, payable with respect to the Securities as to which the repurchase right has been exercised.

         (e) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be with respect to such Security shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, at a rate equal to the Interest Rate on the Security plus 1% per annum, and such Security shall remain convertible into Common Stock until the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, plus any default interest accrued under this Section 3.4(e), shall have been paid or duly provided for.

         (f) Any Security that is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

         (g) Any issuance of shares of Common Stock in respect of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Security declared prior to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be.

         (h) No fractions of shares shall be issued upon repurchase of Securities. If more than one Security shall be repurchased from the same Holder and the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, shall be payable in shares of Common Stock, then the number of full shares that shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Securities so repurchased. Instead of any fractional share of Common Stock that would otherwise be issuable on the repurchase of any Security or Securities, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a share of Common Stock is the Closing Price per share of the Common Stock on the most recent Trading Day immediately preceding the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be.

         (i) Any issuance and delivery of certificates for shares of Common Stock on repurchase of Securities shall be made without charge to the Holder of Securities being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty that may be payable in respect of (1) income of the Holder or (2) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the Holder of the Securities being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

         (j) If shares of Common Stock to be delivered upon repurchase of a Restricted Security are to be registered in a name other than that of the "beneficial owner" of such Security (determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act), then such Holder must deliver to the Trustee a Transfer Certificate in the form set forth in Exhibit D, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Registrar or Transfer Agent or other agents shall be required to register in a name other than that of the beneficial owner shares of Common Stock issued upon repurchase of any such Restricted Security not so accompanied by a properly completed Transfer Certificate.

         (k) All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee.

         Section 3.5 Deposit of Repurchase Price or Fundamental Change Repurchase Price. Prior to 10:00 a.m. (New York City time) on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, the Company shall deposit with the Paying Agent (or if the Company is the Paying Agent, shall segregate and hold in trust) cash and/or Common Stock (if permitted pursuant to Section 3.3) sufficient to pay the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be. The Company shall promptly notify the Trustee in writing of the amount of any deposits of cash or Common Stock made pursuant to this Section 3.5.

         Section 3.6 Covenant to Comply With Securities Laws Upon Purchase of Securities. When complying with the provisions of Section 3.1 and 3.2 hereof (provided, however, that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Sections 3.1 and 3.2 to be exercised in the time and in the manner specified in Sections 3.1 and 3.2.

                                   ARTICLE IV

                            REDEMPTION OF SECURITIES

         Section 4.1 Optional Redemption. (a) Except as set forth in Section 4.1(b), the Securities are not redeemable prior to August 15, 2013. Subject to
Section 15.9, on and after August 15, 2013, the Company may, at its option, redeem the Securities in whole at any time or in part from time to time, on any date prior to the Stated Maturity of the Securities upon at least 30 days' notice given in the manner set forth in Section 4.4, at a redemption price equal to 100% of the principal amount of the Securities to be repurchased plus interest (including Liquidated Damages) accrued but unpaid to, but excluding the Redemption Date (the "Optional Redemption Price").

         (b) Notwithstanding the foregoing, on and after August 15, 2011 and until August 15, 2013, the Company may, at its option, subject to Section 15.9, redeem the Securities in whole at any time or in part from time to time, upon at least 30 days' notice given in the manner set forth in Section 4.4, at the Optional Redemption Price if, (i) on the date that the

Company gives such notice, the Closing Price per share of the Common Stock for at least 20 Trading Days of the 30 consecutive Trading Days immediately preceding such date is at least 140% of the Conversion Price then in effect, appropriately adjusted to take into account the occurrence, during such five Trading Day period, of any event described in Section 15.3 and (ii) on the date that the Company delivers such Company Notice through the date of redemption, the Common Stock issuable upon conversion of the Securities is either (1) covered by a registration statement covering resales thereof that is effective and available for use and is expected to remain effective and available for use for the 30 days following the date of such notice or (2) eligible to be resold by non-affiliates pursuant to Rule 144(k) under the Securities Act.

         Section 4.2 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any of the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and the Holders of the Securities in writing of such Redemption Date.

         Section 4.3 Selection by Trustee of Securities to Be Redeemed. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee (in principal amounts of $1,000 or integral multiples thereof) within five Business Days after it receives the notice described in Section 4.4, from the outstanding Securities not previously called for redemption, by lot or by such other method as the Trustee may deem fair and appropriate. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection. The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         Section 4.4 Notice of Redemption. Notice of redemption shall be given by the Company in the manner provided in this Section 4.4 to the Trustee, the Paying Agent and the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable. The Company shall, concurrently with the giving of such notice, publish a press release including the information required to be included in such notice of redemption hereunder.

         All notices of redemption shall state:

         (1)    the date of redemption (the "Redemption Date"),

         (2)    the Optional Redemption Price,

         (3) if less than all outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be outstanding after such partial redemption,

         (4) that on the Redemption Date the Optional Redemption Price, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

         (5) the Conversion Price, that the right to convert the Securities to be redeemed will terminate on the Redemption Date and the places where such Securities may be surrendered for conversion,

         (6) the place or places where such Securities are to be surrendered for payment of the Optional Redemption Price; and

         (7)    the CUSIP number of the Securities.

         In case of a partial redemption, the notice shall specify the serial and CUSIP numbers (if any) and the portions thereof called for redemption and that transfers and exchanges may occur on or prior to the Redemption Date.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name of and at the expense of the Company. Notice of redemption of Securities to be redeemed at the election of the Company received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Company.

         Section 4.5 Deposit of Redemption Price. On or prior to 10:00 a.m. (New York City time) on the Redemption Date, the Company shall deposit with the Trustee an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Optional Redemption Price of all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit. If any Security called for redemption is converted, any money deposited with the Trustee or so segregated and held in trust for the redemption of such Security shall be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.

         Section 4.6 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Optional Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Optional Redemption Price) such Securities shall cease to bear interest. Upon surrender of any Security for redemption in accordance with said notice such Security shall be paid by the Company at the Optional Redemption Price.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Optional Redemption Price with respect to such Security, to the extent permitted by applicable law, shall, until paid, bear interest from the Redemption Date at a rate equal to the Interest Rate on the Security plus 1% per annum and such Security shall remain convertible into Common Stock until the Optional Redemption Price plus any default interest accrued under this Section 4.6, shall have been paid or duly provided for.

         Any Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or an office or agency of the Company designated for that purpose pursuant to Section 6.5 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. Upon redemption, interests in Global Securities shall be reduced in accordance with the Applicable Procedures.

         Section 4.7 Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities to be redeemed by an agreement with one or more investment bankers or other purchasers (the "Purchasers") to purchase such securities by paying to the Trustee in trust for the Holders, on or before 10:00 a.m. (New York City time) on the Redemption Date, an amount not less than the applicable Redemption Price, together with any interest accrued and unpaid to but excluding the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article, the obligation of the Company to pay the Optional Redemption Price shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the close of business on the Business Day immediately prior to the Redemption Date), any Securities called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XV) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Business Day prior to the Redemption Date, subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it by the Purchasers to the Holders in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such Purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such Purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE V

                             [INTENTIONALLY OMITTED]

                                   ARTICLE VI

                                    COVENANTS

         Section 6.1 Payment of Securities. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Any amounts of cash to be given to the Trustee or Paying Agent shall be deposited with the Trustee or Paying Agent by 10 a.m. (New York City time) on the applicable date by the Company. Principal amount plus accrued interest, if any, including the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price, Liquidated Damages and interest, if any, shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, cash sufficient to pay all such amounts then due.

         Section 6.2 SEC and Other Reports. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA Section 314(a), whether or not the Securities are governed by the TIA. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers' Certificates). At any time when the Company is not subject to Section 13 of 15(d) of the Exchange Act, the Company shall furnish to the Trustee (i) quarterly financial statements within 45 days after the end of each fiscal quarter that are substantially equivalent to those the Company would be required to file with the SEC in a Quarterly Report on Form 10-Q, (ii) annual financial statements within 90 days after the end of each fiscal year that are substantially equivalent to those the Company would be required to file with the SEC in an Annual Report on Form 10-K, including a report thereon by the Company's certified independent accountants, and (iii) accompanying each of the financial statements required by (i) and (ii) above, information substantially equivalent to that required by Regulation S-K Item 303, "Management Discussion and Analysis of Financial Condition and Results of Operations;" provided, that in each case the delivery of materials to the Trustee by electronic means shall be deemed "furnished" to the Trustee for purposes of this Section 6.2; provided, further, that the Company shall be deemed to have satisfied its obligations under each of (i), (ii) and (iii) above if it files such information with the SEC (if the SEC will accept such filing) or otherwise makes such financial statements and other information available on or through its web site.

         The Company will promptly deliver to the Trustee, forthwith upon coming to have actual knowledge any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

         Section 6.3 Compliance Certificate. The Company and each Guarantor (to the extent that such Guarantor is so required under the TIA) shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on May 28, 2005) an Officers' Certificate which complies with the requirements of the TIA, stating whether or not to the knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         Section 6.4 Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         Section 6.5 Maintenance of Office or Agency. The Company will maintain an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of U. S. Bank National Association, 60 Livingston Avenue, St. Paul, Minnesota 55107, shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 16.2.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations.

         Section 6.6 Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock issued upon conversion thereof, the Company and the Guarantors will promptly furnish or cause to be furnished Rule 144A Information (as defined below) and any reports required to be filed by them under the Exchange Act or the Securities Act to such Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act.

         Section 6.7 Existence. Subject to Article IX, the company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

         Section 6.8 Liquidated Damages Under the Registration Rights Agreement. If at any time Liquidated Damages become payable by the Company pursuant to the Registration Rights Agreement, the Company shall promptly deliver to the Trustee a certificate to that effect and stating (i) the amount of such Liquidated Damages that are payable and (ii) the date on which such Liquidated Damages are payable pursuant to the terms of the Registration Rights Agreement. Unless and until a Responsible Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no Liquidated Damages are payable. If the Company has paid Liquidated Damages directly to the Persons entitled to such Liquidated Damages, the Company shall deliver to the Trustee a certificate setting forth particulars of such payment.

         Section 6.9 Information for IRS Filings. The Company shall provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Securities.

         Section 6.10 Additional Note Guarantees. If the Company acquires or creates another Domestic Subsidiary after the date of this Indenture, then that newly acquired or created Domestic Subsidiary will become a Guarantor and execute a supplemental indenture and deliver an Opinion of Counsel satisfactory to the Trustee within 10 Business Days of the date on which it was acquired or created to the effect that such supplemental indenture has been duly authorized, executed and delivered by that Domestic Subsidiary and constitutes a valid and binding agreement of that Domestic Subsidiary, enforceable in accordance with its terms (subject to customary exceptions); provided, however, that any Domestic Subsidiary that constitutes an Immaterial Subsidiary need not become a Guarantor until such time as it ceases to be an Immaterial Subsidiary and is directly or indirectly wholly owned by the Company. The form of such Note Guarantee is attached as Exhibit H hereto.

         Section 6.11 Limitation on Certain Indebtedness.

         (a) Neither the Company nor any Guarantor shall, directly or indirectly, incur, create, issue, assume, guarantee or otherwise become liable for any Senior Debt or other Indebtedness that is both (1) secured by a Lien on any of the assets or properties thereof and (2) exercisable or convertible into or exchangeable for Capital Stock of the Company or any Guarantor; provided, however, that any such Indebtedness (other than Senior Debt) may be secured by such a Lien and be exercisable or convertible into or exchangeable for Capital Stock of the Company or any Guarantor, if the Securities shall simultaneously therewith become secured on an equal and ratable basis with such Indebtedness until such Indebtedness is no longer secured by such Lien.

         (b) Neither the Company nor any Guarantor shall issue, directly or indirectly, any warrants, options or other securities convertible into or exercisable or exchangeable for Capital Stock of the Company or any Guarantor in connection with the incurrence of any Senior Debt or other Indebtedness that is secured by a Lien directly or indirectly on any of the assets or properties thereof; provided, however, that the Company or any Guarantor may issue, directly or indirectly, any warrants, options or other securities convertible into or exercisable or exchangeable for Capital Stock of the Company or any Guarantor in connection with the incurrence of any such Indebtedness (other than Senior Debt) secured by such a Lien, if the Securities shall simultaneously therewith become secured on an equal and ratable basis with such Indebtedness until such Indebtedness is no longer secured by such Lien; provided, further, that nothing in this Section 6.11 shall prohibit the Company or any Guarantor from granting or issuing options, warrants or other securities exercisable or convertible into or exchangeable for Capital Stock of the Company or any Guarantor as full or partial payment of a customary advisory fee payable to a nationally recognized financial institution in connection with a strategic transaction or financing.

         (c) Neither the Company nor any Guarantor shall, directly or indirectly, incur, create, issue, assume, guarantee or otherwise become liable for any unsecured Indebtedness that is (i) exercisable or convertible into or exchangeable for Capital Stock of the Company or any Guarantor or (ii) incurred in connection with the issuance of any warrants, options or other securities exercisable or convertible into or exchangeable for Capital Stock of the Company or any Guarantor, unless (A) such Indebtedness is made expressly subordinate in right of payment to the Indebtedness evidenced by the Securities pursuant to an agreement the subordination provisions of which are substantially similar to those contained in Article VII hereof, and (B) such Indebtedness does not provide at any time for the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until November 16, 2011 or later.

         Section 6.12 Book-Entry System. If the Securities cease to be traded in the Depositary's book-entry settlement system, the Company covenants and agrees that it shall use reasonable efforts to make other book entry arrangements that it determines are reasonable for the Securities.

                                  ARTICLE VII

                                  SUBORDINATION

         Section 7.1 Agreement of Subordination. The Company covenants and agrees, and each Holder of Securities issued hereunder by its acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article VII; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

         The payment of the principal of and interest (including the payment of the Repurchase Price, the Fundamental Change Repurchase Price, the Make-Whole Premium and Liquidated Damages, if any) on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in cash or payment satisfactory to the holders of Senior Debt of all Senior Debt, whether outstanding at the date of this Indenture or thereafter created, incurred, assumed or guaranteed and that the subordination is for the benefit of the holders of Senior Debt; provided, however, that the Securities, the Indebtedness represented thereby and the payment of the principal of and premium, if any, and interest on the Securities in all respects shall rank equally with, or prior to, all existing and future Indebtedness of the Company that is expressly subordinated to any Senior Debt.

         Section 7.2 Payments To Holders. No payment shall be made with respect to the principal of or interest (including the payment of the Repurchase Price, the Fundamental Change Repurchase Price, the Make-Whole Premium and Liquidated Damages, if any) on the Securities (except payments of Permitted Junior Securities and payments and distributions made by the Trustee as permitted by
Section 7.5), if:

                  (i) a default in the payment of principal, premium, interest, rent or other payment obligations due on any Designated Senior Debt occurs and is continuing (or, in the case of Designated Senior Debt for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Designated Senior Debt), unless and until such default shall have been cured or waived or shall have ceased to exist; or

                  (ii) a default, other than a payment default, on any Designated Senior Debt occurs and is continuing that permits holders of such Designated Senior Debt to accelerate its maturity (or, in the case of a lease constituting Senior Debt, that permits the landlord under such lease either to terminate the lease or to require the Company to make an irrevocable offer to terminate the lease following an event of default thereunder) and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a holder of a majority in interest of Designated Senior Debt;

         Subject to the provisions of Section 7.5, if the Trustee receives any Payment Blockage Notice pursuant to clause (ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until
(a) at least 360 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice; and (b) all scheduled payments on the Securities that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee (unless such default was waived, cured or otherwise ceased to exist and thereafter subsequently reoccurred) shall be, or be made, the basis for a subsequent Payment Blockage Notice.

         The Company may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

         (a) in the case of a default referred to in clause (i) above, the date upon which the default is cured or waived or ceases to exist, or

         (b) in the case of a default referred to in clause (ii) above, the earlier of (A) the date on which such default is cured or waived or ceases to exist or (B) 179 days after the date on which the applicable Payment Blockage Notice is received by the Trustee, if the maturity of such Designated Senior Debt has not been accelerated, unless this Article VII otherwise prohibits the payment or distribution at the time of such payment or distribution; provided, however, that if such Designated Senior Debt has been accelerated (or, in the case of a Capital Lease Obligation constituting Designated Senior Debt, if as a result of such default the landlord under such Capital Lease Obligation has given the Company notice of its intention to terminate such Capital Lease Obligation or to require the Company to make an irrevocable offer to terminate the Capital Lease Obligation following an event of default thereunder), the Company shall make no payments on or distributions in respect of the Securities until such Designated Senior Debt has been paid in full in cash or other payment satisfactory to the holders of that Designated Senior Debt or such acceleration (or terminated, in the case of a lease constituting Designated Senior Debt) has been cured or waived.

         Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company (whether voluntary or involuntary) or in bankruptcy, insolvency, receivership or similar proceedings, all amounts due or to become due upon all Senior Debt shall first be paid in full in cash, or other payments satisfactory to the holders of Senior Debt, before any payment is made on account of the principal of or interest (including the payment of the Repurchase Price, the Fundamental Change Repurchase Price, the Make-Whole Premium and Liquidated Damages, if any) on the Securities (except payments of Permitted Junior Securities and payments made pursuant to Article XII from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization, so long as such payments are not prohibited by Section 547 of the Bankruptcy Code); and upon any such dissolution or winding-up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Debt in full in cash, or other payment satisfactory to the holders of Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt, before any payment or distribution is made to the Holders of the Securities or to the Trustee.

         In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any Holder of Securities in respect of the principal of or interest (including the payment of Repurchase Price, Fundamental Change Repurchase Price, Make-Whole Premium and Liquidated Damages, if any) on the Securities (except payments of Permitted Junior Securities and payments and distributions made by the Trustee as permitted by Section 7.5) by the Company, until all Senior Debt has been paid in full in cash or other payment satisfactory to the holders of Senior Debt or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Company shall notify, within one Business Day, the holders of Senior Debt of such acceleration.

         In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Debt is paid in full, in cash or other payment satisfactory to the holders of Senior Debt, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of Senior Debt, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Debt or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Debt may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full, in cash or other payment satisfactory to the holders of Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

         Section 7.3 Subrogation Of Securities

         Subject to the payment in full, in cash or other payment satisfactory to the holders of Senior Debt of all Senior Debt, the rights of the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article VII (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal of and interest (including additional amounts, if any) on the Senior Debt shall be paid in full in cash or other payment satisfactory to the holders of the Securities; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this
Article VII, and no payment over pursuant to the provisions of this Article VII, to or for the benefit of the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Debt; and no payments or distributions of cash, property or securities to or for the benefit of the Holders of the Securities pursuant to the subrogation provisions of this Article VII, which would otherwise have been paid to the holders of Senior Debt shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article VII are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Debt, on the other hand.

         Upon any payment or distribution of assets of the Company referred to in this Article VII, the Trustee, subject to the provisions of Article XI, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article VII.

         Section 7.4 Authorization To Effect Subordination. Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article VII and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes.

         Section 7.5 Notice To Trustee. The Company shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer and to any Paying Agent (and the Trustee shall give prompt written notice thereof to the Holders of the Securities) of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee or any Paying Agent in respect of the Securities pursuant to the provisions of this Article
VII. Notwithstanding the provisions of this Article VII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article VII, unless and until a Responsible Officer shall have received written notice thereof at the Corporate Trust Office from the Company or a Representative or a holder or holders of Senior Debt or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article XI, shall be entitled in all respects to assume that no such facts exist; provided, however, that if on a date not less than one Business Day prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 7.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Notwithstanding anything in this
Article VII to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Article XI, and any such payment shall not be subject to the provisions of Article VII.

         The Trustee, subject to the provisions of Article XI, shall be entitled to rely on the delivery to it of a written notice by a Representative or a Person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Debt or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this
Article VII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article VII, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 7.6 Trustee's Relation To Senior Debt. The Trustee in its individual capacity shall be entitled to all the rights set forth in this
Article VII in respect of any Senior Debt at any time held by it, to the same extent as any other holder of Senior Debt, and nothing in Article XI or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article VII, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and, subject to the provisions of
Article XI, the Trustee shall not be liable to any holder of Senior Debt if it shall pay over or deliver to Holders of Securities, the Company or any other Person money or assets to which any holder of Senior Debt shall be entitled by virtue of this Article VII or otherwise.

         Section 7.7 No Impairment Of Subordination.

         (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         (b) Without the limiting the generality of subsection (a) of this
Section 7.7, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article VII or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (3) release any Person liable in any manner for the collection or payment of Senior Debt; and (4) exercise or refrain from exercising any rights against the Company and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to Article X hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of the Indenture.

         Section 7.8 Certain Conversions Deemed Payment. For the purposes of this Article VII only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article XV shall not be deemed to constitute a payment or distribution on account of the principal of or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 7.8, the term "junior securities" means (a) shares of any Capital Stock of any class of the Company, or (b) securities of the Company which are subordinated in right of payment to all Senior Debt to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article VII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors (other than the holders of Senior
Debt) and the Holders, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article XV.

         Section 7.9 Article Applicable To Paying Agents. If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

         Section 7.10 Senior Debt Entitled To Rely. The holders of Senior Debt shall have the right to rely upon this Article VII, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

         Section 7.11 Continuing Offer. This Article VII shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Debt; and such provisions are made for the benefit of the holders of Senior Debt; and such holders are made obligees hereunder and they or each of them individually or through their representative may enforce such provisions.

         Section 7.12 Limitation on Remedies.

         (a) During any Standstill Period, except as expressly permitted by and subject to the terms of this Indenture, the Holders shall have no right to (i) take any action or institute any proceedings to collect or enforce the payment of any of the principal of or interest (including the payment of Repurchase Price, Fundamental Change Repurchase Price, Make-Whole Premium and Liquidated Damages, if any) or other payment obligation of the Company in respect of the Securities under the Indenture, (ii) commence, prosecute or participate in any administrative, legal or equitable action against the Company relating to the Securities, (iii) commence or join in the commencement of a proceeding under any bankruptcy, insolvency, liquidation, reorganization or other similar law in their capacity as Holders of Securities (it being understood that the Holders of the Securities may participate in any such proceeding not commenced by the Holders of the Securities in such capacity to the extent necessary to maintain their claims to, and to preserve their rights in respect of, the Securities), or
(iv) direct the Trustee to do any of the foregoing. As used herein, "Standstill Period" shall mean any period during which payment of principal of or interest (including the payment of the Repurchase Price, the Fundamental Change Repurchase Price, the Make-Whole Premium and Liquidated Damages, if any) on the Securities is not permitted pursuant to the first paragraph of Section 7.2 as a result of a default under any Senior Debt.

         (b) If any Holder, in violation of the provisions herein set forth, shall commence, prosecute or participate in any suit, action, case or proceeding against the Company, any holder of Designated Senior Debt may, at the expense of the Holders, intervene and interpose as a defense or plea the provisions set forth herein, and such holder of Designated Senior Debt shall, in any event, be entitled to restrain the enforcement of the payment provisions of the Securities in its own name in the same suit, action, case or proceeding or in any independent suit, action, case or proceeding.

         (c) Nothing contained in this Article VII is intended to or shall impair, as between the Company and the Holders of the Securities, the accrual of or the obligation of the Company to pay to the Holder of the Securities, which is absolute and unconditional, the principal of and interest on the Securities (including, without limitation, the payment of the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price, the Make-Whole Premium and Liquidated Damages, if any) as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Debt, nor, except as specifically provided in this Section 7.12, shall anything herein or therein prevent any Holder of the Securities from exercising all remedies otherwise permitted by applicable law upon an event of default under the Securities, subject only to the rights, if any, herein of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy. In addition, no provision of this Article VII shall prevent the occurrence of any Event of Default under this Indenture or have any effect on the rights of the Holders of the Securities or the Trustee to accelerate the maturity of the Securities in accordance with the terms hereof.

                                  ARTICLE VIII

                               MAKE-WHOLE PREMIUM

         Section 8.1 Determination of the Make-Whole Premium. If a Fundamental Change occurs, Holders of Securities shall receive from the Company the Make-Whole Premium upon the conversion of Securities upon a Fundamental Change as described in Section 15.1.

         (a) The Make-Whole Premium shall be determined as follows:

             (1) "Effective Date" means the date that the applicable Fundamental Change becomes effective.

             (2) "Stock Price" means the price paid per share of Common Stock in the transaction constituting the applicable Fundamental Change, determined as follows:

                 (i) if holders of Common Stock receive only cash in the Fundamental Change, the Stock Price shall be the cash amount paid per share of Common Stock; or

                 (ii) in all other circumstances, the Stock Price shall be the arithmetic average of the Closing Prices Per Share of the Common Stock on the five Trading Days prior to, but not including, the Effective Date.

            (3) "Make-Whole Premium" means a number of additional shares of Common Stock to be received upon conversion per $1,000 original principal amount of Securities equal to:

                 (i) If the Stock Price is less than $7.18 (subject to adjustment pursuant to Section 8.3) (the "Stock Price Threshold"), no shares;

                 (ii) If the Stock Price is more than $50.00 (subject to adjustment pursuant to Section 8.3) (the "Stock Price Cap"), no shares; and

                 (iii) Otherwise, the number of shares set forth on the table below (the "Make-Whole Premium Table") for the Stock Price and the effective time.

                                      STOCK PRICE
============================================================================
EFFECTIVE DATE
OF FUNDAMENTAL  $7.17  $7.18    $7.63    $8.08    $8.53    $8.98    $9.50
CHANGE
============================================================================

August 11, 2004   -   38.5209  34.3280  30.7485  27.9357  25.6350  23.3025

August 15, 2005   -   38.4849  34.1961  30.7193  27.8880  25.5144  23.1177

August 15, 2006   -   38.4427  34.1345  30.6916  27.8785  25.3967  22.9028

August 15, 2007   -   38.3980  34.0239  30.5510  27.5304  24.9111  22.2986

August 15, 2008   -   38.2938  33.8828  30.0749  26.8173  24.0152  21.2441

August 15, 2009   -   38.2469  33.8349  29.5501  25.9137  22.8133  19.7808

August 15, 2010   -   38.2015  33.6715  28.7252  24.5667  21.0575  17.6766

August 15, 2011   -   38.1480  32.0589  24.7606  19.8361  16.8840  13.9359





                               STOCK PRICE
===================================================================================
EFFECTIVE DATE
OF FUNDAMENTAL   $10.00   $12.50  $15.00   $17.50  $20.00  $30.00  $40.00  $50.00
CHANGE
===================================================================================

August 11, 2004 21.3356  14.3218  10.0715  7.2900  5.3681  1.6149  0.3255    -

August 15, 2005 21.1043  13.9752  9.7353   6.9973  5.1243  1.5142  0.2924    -

August 15, 2006 20.8182  13.5377  9.3034   6.6177  4.8067  1.3839  0.2510    -

August 15, 2007 20.1314  12.7086  8.5383   5.9695  4.2770  1.1763  0.1828    -

August 15, 2008 18.9689  11.3981  7.3625   4.9947  3.4955  0.8883  0.0918    -

August 15, 2009 17.3230   9.4834  5.6662   3.6153  2.4164  0.5349  0.0055    -

August 15, 2010 14.9733   6.7549  3.2463   1.6940  0.9761  0.1891     -      -

August 15, 2011 11.4871   3.1810  0.0445     -       -       -        -      -


         If the Stock Price is between two Stock Price amounts on the Make-Whole Premium Table or the Effective Date is between two dates on the Make-Whole Premium Table, the Make-Whole Premium shall be determined by straight-line interpolation between the number of additional shares set forth in the Make-Whole Premium Table for the higher and lower Stock Price amounts and the two dates, as applicable, based on a 365-day year. The Stock Prices set forth in the column headers are subject to adjustment pursuant to Section 8.3.

         (b) Subject to Section 8.1(c), the Company may pay the Make-Whole Premium in shares of Common Stock (other than cash paid in lieu of fractional shares), in cash (unless the provisions of Section 7.2 would prevent such a payment), in the same form of consideration into which shares of Common Stock have been converted in connection with the applicable Fundamental Change or in any combination of the foregoing. The Company Notice delivered pursuant to
Section 3.4 in connection with the Fundamental Change shall state the percentage of any Make-Whole Premium, stated in total principal amount as if all Securities then outstanding shall be converted during the Fundamental Change Conversion Period, that will be paid in shares of Common Stock (which indication shall be irrevocable). If holders of Common Stock have the right to elect the form of consideration received in a Fundamental Change, then for purposes of the foregoing the consideration into which a share of Common Stock has been converted shall be deemed to equal the same percentage of each form of consideration as encompasses the aggregate consideration distributed in respect of all shares of Common Stock participating in the distribution. Unless the Company gives notice to the contrary, the Make-Whole Premium shall be paid in shares of Common Stock (or, if applicable, in the same form of consideration into which shares of Common Stock have been converted in connection with the applicable Fundamental Change). The amount of cash to be received shall equal the product of (i) the portion of the Make-Whole Premium to be paid in cash expressed as a number of shares of Common Stock and (ii) the arithmetic average of the Closing Prices per share of the Common Stock on the five Trading Days prior to, but not including, the Effective Date.

         The Company may from time to time appoint a calculation agent with respect to the calculation of the Make-Whole Premium (the "Calculation Agent"). The Calculation Agent shall, on behalf of and upon request by the Company or the Trustee, calculate (A) the Stock Price and (B) the Make-Whole Premium with respect to such Stock Price based on the Effective Date specified by the Company or the Trustee and shall deliver its calculation of the Stock Price and Make-Whole Premium to the Company and the Trustee within five Business Days of the request by the Company or the Trustee. The Company, or at the Company's request, the Trustee in the name and at the expense of the Company, (X) shall notify the Holders of the Stock Price and the estimated Make-Whole Premium per $1,000 original principal amount of Securities with respect to a Fundamental Change as part of the Company Notice delivered in connection with a Fundamental Change in accordance with Section 3.4 or otherwise in accordance with the notice provisions of the Indenture and (Y) shall notify the Holders promptly upon the opening of business on the Effective Date of the number of additional shares (or, at the option of the Company, cash or other securities, assets or property into which all or substantially all of the shares of Common Stock have been converted as of the Effective Date as described above) to be delivered in respect of the Make-Whole Premium, if any, payable in connection with conversions upon such Fundamental Change.

         (c) Provided that the Company has timely given a Company Notice containing all the information required under Section 3.4, the Company may elect to pay all or any portion of the Make-Whole Premium in shares of Common Stock if and only if the following conditions shall have been satisfied (or waived by the applicable Holder):

         (1) From and after the delivery of the Company Notice relating to the Make-Whole Premium through the payment of the Make-Whole Premium, (i) the shares of Common Stock to be issued in connection with the Make-Whole Premium are (x) either registered, approved and/or qualified, as applicable, or exempt from any such registration, approval and qualification, as applicable, under applicable federal and state securities law such that such shares of Common Stock shall be upon issue validly issued and delivered in accordance with applicable federal and state securities laws and not subject to any transfer restrictions under the Securities Act or other securities laws and (y) listed or approved for listing on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or The Nasdaq SmallCap Market; and (ii) there shall be sufficient authorized but unissued (or issued but not outstanding) shares of Common Stock to issue the shares of Common Stock in connection with the Make-Whole Premium, and such Common Stock will upon issue, be duly and validly issued and fully paid and nonassessable and free of any preemptive or similar rights; and

         (2) The Trustee shall receive at the time of delivery of the applicable Company Notice and just prior to the date of payment of the Make-Whole Premium,
(i) an Officer's Certificate stating that the terms of the issuance of such shares of Common Stock are in conformity with this Indenture, (ii) an Opinion of Counsel to the effect that the shares of Common Stock in respect of the Make-Whole Premium have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture, will be validly issued, fully paid and non-assessable and (iii) an Officer's Certificate stating that the conditions to the issuance of the shares of Common Stock have been satisfied.

In the event of a Fundamental Change where the Company is not the surviving entity, for each conversion by a Holder after the Effective Date, such Holder shall receive in lieu of each share of Common Stock payable as part of the Make-Whole Premium the consideration received in such Fundamental Change for each share of Common Stock (provided that any securities that are issuable as part of such consideration shall meet the conditions set forth in this Section 8.1(c) as if such securities were "Common Stock" under this section).

         Promptly after determination of the actual number of shares of Common Stock to be issued in respect of the Make-Whole Premium, the Company shall disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing the information or publish this information on the Company's web site or through such other public medium as the Company may use at that time.

         Section 8.2 Payment of Make-Whole Premium. On or prior to 10:00 a.m. (New York City time) on the Effective Date, the Company will deposit with the Trustee or with one or more Paying Agents additional shares of Common Stock and/or cash sufficient to satisfy the entitlement of the Holders of Securities under Section 8.1. Payment of the entitlement pursuant to Section 8.1 to Holders of Securities surrendered for conversion within the ten Trading Days before the anticipated Effective Date and the ten Trading Days after the Effective Date (the

"Fundamental Change Conversion Period") will be made promptly following the Effective Date, by delivering entitlements to securities, mailing checks in respect of cash and/or delivering other assets or property for the amount payable to the Holders of such Securities entitled thereto as they (and their addresses) shall appear in the security register. To the extent that the aggregate amount of shares of Common Stock or cash deposited by the Company pursuant to this Section exceeds the aggregate entitlement of the Holders of Securities under Section 8.1 that are converted in respect of the Fundamental Change and are entitled to receive the Make-Whole Premium, then, promptly after the end of the Fundamental Change Conversion Period, the Paying Agent shall return any such excess to the Company.

         Section 8.3 Adjustment to the Make-Whole Premium. Whenever the Conversion Price shall be adjusted from time to time by the Company pursuant to
Section 15.3, the Stock Price Threshold and the Stock Price Cap shall be adjusted and each of the Stock Prices set forth in the Make-Whole Premium Table shall be adjusted by multiplying each such amount by a fraction the numerator of which is the Conversion Price as so adjusted and the denominator of which is the Conversion Price immediately prior to such adjustment. If an adjustment is made to the Conversion Price pursuant to Section 15.3, the number of additional shares as set forth in each entry on the Make-Whole Premium Table shall be adjusted by multiplying each such amount by a fraction the numerator of which is the Conversion Price immediately prior to such adjustment and the denominator of which is the Conversion Price as so adjusted.

                                   ARTICLE IX

                              SUCCESSOR CORPORATION

         Section 9.1 When Company May Merge or Transfer Assets. The Company shall not consolidate with or merge with or into any other Person or convey, transfer, sell, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, unless:

         (a) either (1) the Company shall be the continuing corporation or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease the all or substantially all of the properties and assets of the Company (i) shall be organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture;

         (b) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

         (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article IX and that all conditions precedent herein provided for relating to such transaction have been satisfied.

The successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities. Subject to Section 13.6, the Company, the Trustee and the successor Person shall enter into a supplemental indenture to evidence the succession and substitution of such successor Person and such discharge and release of the Company.

                                   ARTICLE X
                              DEFAULTS AND REMEDIES

         Section 10.1 Events of Default. So long as any Securities are outstanding, each of the following shall be an "Event of Default":

         (1) the Company defaults in the payment of the principal amount on any Security when the same becomes due and payable at its Stated Maturity, whether or not prohibited by the provisions of Article VII;

         (2) the Company defaults in its obligation to repurchase or redeem any Security, or any portion thereof, (i) upon the exercise by the Holder of such Holder's right to require the Company to purchase such Securities pursuant to and in accordance with Section 3.2 hereof or (ii) after it has exercised its option to redeem under Section 4.1 hereof, whether or not prohibited by the provisions of Article VII;

         (3) the Company defaults in the payment of the Make-Whole Premium, if any, when due and payable, whether or not prohibited by the provisions of
Article VII;

         (4) the Company defaults in the payment of any accrued and unpaid interest, including the payment of any Liquidated Damages on any Security, or any other amount due on any Securities (other than those referred to in clauses
(1) through (3) above), in each case when due and payable, and continuance of such default for a period of 30 days, whether or not prohibited by the provisions of Article VII;

         (5) the Company fails to comply with any of its agreements or covenants in the Securities or this Indenture (other than those referred to in clause (1) through (4) above) and such failure continues for a period of 60 consecutive days after receipt by the Company of a Notice of Default;

         (6) the Company fails to deliver shares of Common Stock, together with cash instead of fractional shares, when those shares of Common Stock or cash instead of fractional shares is required to be delivered following conversion of a Security, and that failure continues for a period of 15 days;

         (7) a default under any Indebtedness for money borrowed by the Company or any Guarantor having a principal amount then outstanding, individually or in the aggregate, of $15 million or more, for a period of 30 days after written notice of default is given to the Company by the Trustee or to the Company and the Trustee by Holders of not less than 25% in aggregate principal amount of the Securities then outstanding, which default results in the acceleration of such Indebtedness, unless such acceleration is waived, cured, rescinded or annulled or unless such Indebtedness is discharged;

         (8) the rendering of a final judgment or judgments (not subject to appeal) against the Company or any of its Subsidiaries in an aggregate amount in excess of $15 million which remains unstayed, undischarged or unbonded for a period of 60 days thereafter;

         (9) the Company fails to timely provide a Company Notice in connection with a Fundamental Change in accordance with Section 3.4;

         (10) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any of its Subsidiaries that is a Significant Subsidiary, in an involuntary case or proceeding under the Bankruptcy Code or any other applicable bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any of its Subsidiaries that is a Significant Subsidiary, as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any of its Subsidiaries that is a Significant Subsidiary, under the Bankruptcy Code or any other applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (11) the commencement by the Company or any of its Subsidiaries that is a Significant Subsidiary, of a voluntary case or proceeding under the Bankruptcy Code or any other applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any of its Subsidiaries that is a Significant Subsidiary, to the entry of a decree or order for relief in respect of the Company or any of its Subsidiaries that is a Significant Subsidiary, in an involuntary case or proceeding under the Bankruptcy Code or any other applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company or any of its Subsidiaries that is a Significant Subsidiary, of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company or any of its Subsidiaries that is a Significant Subsidiary, of an assignment for the benefit of creditors, or the admission by the Company or any of its Subsidiaries that is a Significant Subsidiary, in writing of its inability to pay its debts generally as they become due.

              A Default under clause (5) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (5) above after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

         The Trustee shall, within 90 days of the occurrence of a Default, give to the Holders of the Securities notice of all uncured Defaults known to it and written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto; provided, however, the Trustee shall be protected in withholding such notice if it, in good faith, determines that the withholding of such notice is in the best interest of such Holders, except in the case of a Default under clauses (1), (2), (3), (4) or (5) above.

         Section 10.2 Acceleration. If an Event of Default (other than an Event of Default specified in Section 10.1(10) or (11) with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the principal amount plus accrued and unpaid interest, including any Liquidated Damages, if any, on all the Securities to be immediately due and payable. If an Event of Default specified in Section 10.1(10) or (11) occurs, the principal amount plus accrued and unpaid interest, including any Liquidated Damages, if any, on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The Majority Holders or the Holders originally causing such acceleration, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal amount plus accrued and unpaid interest, including any Liquidated Damages, if any, that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section
11.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

         Section 10.3 Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the principal amount plus accrued and unpaid interest, including the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price, the Make-Whole Premium and Liquidated Damages, if any, on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         Section 10.4 Waiver of Past Defaults. The Majority Holders, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except (i) an Event of Default described in Section 10.1(1), 10.1(2), 10.1(3) or 10.1(4), (ii) a Default in respect of a provision that under Section 13.2 cannot be amended without the consent of each Securityholder affected or (iii) a Default which constitutes a failure to deliver shares of Common Stock upon conversion of any Security in accordance with the terms of Article XV. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This Section 10.4 shall be in lieu of
Section 316(a)(1)(B) of the TIA and such Section 316(a)(1)(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  Section 10.5 Control by Majority. The Majority Holders may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it. This Section 10.5 shall be in lieu of Section 316(a)(1)(A) of the TIA and such Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  Section 10.6 Limitation on Suits. A Holder may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

                  (2) the Majority Holders make a written request to the Trustee to pursue the remedy;

                  (3) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and


                  (4) the Majority Holders do not give the Trustee a direction inconsistent with the request during such 60-day period.

                  A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

                  Section 10.7 Rights of Holders to Receive Payment. The right of any Holder to receive payment of the principal amount, the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price, the Make-Whole Premium and Liquidated Damages, if any, or interest in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities, and to convert the Securities in accordance with Article XV, or, except as provided in Section 7.12, to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

                  Section 10.8 Collection Suit by Trustee. If an Event of Default described in Section 10.1(1), (2), (3) or (4) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 11.7.

                  Section 10.9 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount, Repurchase Price, Fundamental Change Repurchase Price, Make-Whole Premium, Liquidated Damages, if any, or interest in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of the principal amount, Repurchase Price, Fundamental Change Repurchase Price, Make-Whole Premium, Liquidated Damages, if any or interest and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 11.7) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 11.7.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 10.10 Priorities. If the Trustee collects any money pursuant to this Article X, it shall pay out the money in the following order:

                  FIRST: to the Trustee for amounts due under Section 11.7;

                  SECOND: to Securityholders for amounts due and unpaid on the Securities for the principal amount, Repurchase Price, Fundamental Change Repurchase Price, Make-Whole Premium, Liquidated Damages, if any, or interest, or any other amount due and owing on the Securities or to the Holders from the Company, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

                  THIRD: the balance, if any, to the Company.

                  The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 10.10. At least 15 days before such record date, the

Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid.

                  Section 10.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This
Section 10.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 11.7 or a suit by Holders of more than 10% in aggregate principal amount of the Securities at the time outstanding. This Section 10.11 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  Section 10.12 Waiver of Stay, Extension or Usury Laws. The Company and the Guarantors each covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal amount or Repurchase Price, Fundamental Change Repurchase Price or Make-Whole Premium in respect of Securities, Liquidated Damages or any interest on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company and the Guarantors each covenants (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 10.13 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

                  Section 10.14 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 10.15 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.



                                   ARTICLE XI

                                     TRUSTEE


                  Section 11.1 Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                  (a)      Except during the continuance of an Event of Default:

                  (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein. This Section 11.1(b) shall be in lieu of Section 315(a) of the TIA and such Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1)      this Section (c) does not limit the effect of Section
                           (b) of this Section 11.1;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 10.5.

Subparagraphs (c)(1), (2) and (3) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the TIA and such Sections 315(d)(1), 315(d)(2) and 315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (e) and (f) of this
Section 11.1.

                  (e) Subject to Section 11.1(c), the Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

                  Section 11.2 Rights of Trustee. Subject to its duties and responsibilities under the TIA,

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                  (c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (d) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith which it believes to be authorized or within its rights or powers conferred under this Indenture;

                  (e) subject to Section 11.1(c), the Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (g) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

                  (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

                  (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

                  (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any Person authorized to sign an Officers' Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded.

                  Section 11.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 11.10 and 11.11.

                  Section 11.4 Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, it shall not be responsible for any statement in any registration statement for the Securities under the Securities Act or in any offering document for the Securities, the Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.




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

                  Section 11.5 Notice of Defaults. If a Default occurs and if it is known to the Trustee, the Trustee shall give to each Holder notice of the Default within 90 days after it occurs or, if later, within 15 days after it is known to the Trustee, unless such Default shall have been cured or waived before the giving of such notice. Notwithstanding the preceding sentence, except in the case of a Default described in Section 10.1(1), (2), (3) or (4), the Trustee may withhold the notice if and so long as a committee of Responsible Officers in good faith determines that withholding the notice is in the interest of the Securityholders. The preceding sentence shall be in lieu of the proviso to
Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA. The Trustee shall not be deemed to have knowledge of a Default unless a Responsible Officer has received written notice of such Default by the Company or the Holders of at least ten percent (10%) in aggregate principal amount of the Securities then outstanding, which notice specifically references this Indenture and the Securities.

                  Section 11.6 Reports by Trustee to Holders. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder and such others in compliance with TIA Section 313(a) a brief report dated as of such May 15 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b).

                  A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee promptly whenever the Securities become listed on any securities exchange and of any delisting therefrom.

                  Section 11.7 Compensation and Indemnity. The Company and the Guarantors agree:

                  (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, claim, liability, cost or expense (including attorney's fees and expenses, and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Guarantor or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.




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

                  To secure the Company's and the Guarantors' payment obligations in this Section 11.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except amounts held in trust to pay the principal amount, the Repurchase Price, the Fundamental Change Repurchase Price, the Make-Whole Premium, the Liquidated Damages, if any, or interest, as the case may be, on particular Securities.

                  The Company's and the Guarantors' payment obligations pursuant to this Section 11.7 shall survive the discharge of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 10.1(8) or (9), the expenses including the reasonable charges and expenses of its counsel, are intended to constitute expenses of administration under any bankruptcy law.

                  Section 11.8 Replacement of Trustee. The Trustee may resign by so notifying the Company and to the Holders of Securities; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 11.8. The Majority Holders may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

         (1)      the Trustee fails to comply with Section 11.10;

         (2)      the Trustee is adjudged bankrupt or insolvent;

         (3) a receiver or public officer takes charge of the Trustee or its property; or

         (4)      the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in
Section 11.7.

                  If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, (i) the retiring Trustee may upon ten (10) Business Days' notice to the Company and the Securityholders, appoint a successor identified in such notice, or (ii) the Trustee, the Company or the Majority Holders may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

                  The Majority Holders may upon removal of the Trustee nominate a successor trustee which shall be deemed appointed as successor trustee unless, within ten Business Days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any other Securityholder, or if such Trustee so removed or any




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

Securityholder fails to act, the Company, upon the terms and conditions provided herein, may petition any court of competent jurisdiction for an appointment of a successor trustee.

                  If the Trustee fails to comply with Section 11.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  No successor trustee shall accept appointment as provided in this Section unless, at the time of such acceptance, such successor complies with Section 11.10 hereof.

                  Section 11.9 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

                  Section 11.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and (5) and 310(b). The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Nothing herein contained shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of TIA Section 310(b).

                  Section 11.11 Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                  ARTICLE XII

                             DISCHARGE OF INDENTURE

                  Section 12.1 Discharge of Liability on Securities. If (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced or repaid pursuant to Section 2.7) for cancellation or (ii) all outstanding Securities shall become due and payable and, in each case, the Company deposits with the Trustee cash sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.7), and if in each case the Company pays all other sums payable hereunder by the Company or otherwise payable to the Holders in relation thereto, then this Indenture shall, subject to Section 11.7, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 11.7 and the obligations of the Trustee as to the application and discharge of any funds deposited with it shall survive such satisfaction and discharge.




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

                  Section 12.2 Repayment to the Company. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them with respect to the Securities and not applied that remains unclaimed for one year, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person and the Trustee and the Paying Agent shall have no further liability to the Securityholders with respect to such money or securities for that period commencing after the return thereof.

                                  ARTICLE XIII

                                   AMENDMENTS

                  Section 13.1 Without Consent of Holders. The Company, the Guarantors and the Trustee may amend this Indenture, all (but not less than all) of the Securities or the Note Guarantees without the consent of any Securityholder to:

                  (a) add to the covenants of the Company for the benefit of the Holders of Securities;

                  (b) surrender any right or power herein conferred upon the Company;

                  (c) provide for conversion rights of Holders of Securities, which would not reasonably be expected to adversely effect the interests of the Holders of Securities in any material respect, if any reclassification or change of the Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs in accordance the terms of this Indenture;

                  (d) provide for the assumption of the Company's or a Guarantor's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article IX hereof and in accordance with the terms of this Indenture;

                  (e) reduce the Conversion Price with respect to all outstanding Securities; provided, however, that such reduction in the Conversion Price shall be in accordance with the terms of this Indenture and shall not adversely affect the interests of the Holders of Securities (including after taking into account tax and other consequences of such reduction);

                  (f) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective; provided, however, that such action pursuant to this clause
(g) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution), adversely affect the interests of the Holders of Securities in any material respect;

                  (g) add or modify any other provisions herein with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and that will not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution), adversely affect the interests of the Holders of Securities;


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

                  (h) to provide for the issuance of Securities in accordance with the limitations set forth in this Indenture as of the date hereof;

                  (i) allow any Guarantor to execute a supplemental indenture and/or a Note Guarantee with respect to the Securities;

                  (j) add additional Events of Default for the benefit of the Holders;

                  (k) convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets; or

                  (l) to supplement any provision of this Indenture to such extent as shall be necessary to permit or facilitate the discharge of the Securities, provided that such change or modification does not, in the good faith determination of the Board of Directors of the Company (as evidenced by a Board Resolution) would not reasonably be expected to adversely affect the interests of the Holders of the Securities.

                  Section 13.2 With Consent of Holders. Except as provided below in this Section 10.2, this Indenture, the Securities and the Note Guarantees may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this Indenture, the Securities or Note Guarantees may be waived, in each case with the written consent of the Majority Holders.

                  Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment or waiver under this Section
10.2 may not:

                  (a) change the Stated Maturity of the principal amount of, or the date any installment of interest, including the payment of Liquidated Damages, is due on, any Security;

                  (b) reduce the principal amount of, or interest, including the payment of Liquidated Damages payable on, any Security;

                  (c) except as set forth in Section 15.4, make any change that impairs the conversion rights of any Securities;

                  (d) reduce the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price or the Make-Whole Premium of any Security or amend or modify in any manner adverse to the Holders of Securities the Company's obligation to make such payments;

                  (e) modify the provisions of Section 4.1 in any manner adverse to the Holders of Securities;

                  (f) reduce the quorum or voting requirements under this Indenture;

                  (g) modify the subordination provisions of the Securities in a manner adverse to the Holders of Securities;


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

                  (h) change the currency of any amount owed or owing under the Security or any interest thereon from U.S. Dollars;

                  (i) impair the right of any Holder, or the percentage of Holders required hereunder, to institute suit or give instructions or directions to the Trustee for the enforcement of any payment or with respect to, or conversion of, any Security;

                  (j) modify any of the provisions of this Section 13.2 or
Section 10.4 (Waiver of Past Defaults), except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby; or

                  (k) reduce the percentage of the principal amount of the outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture.

                  It shall not be necessary for the consent of the Holders under this Section 13.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment under this Section 13.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

                  Section 13.3 Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

                  Section 13.4 Revocation and Effect of Consents, Waivers and Actions. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

                  Section 13.5 Notation on or Exchange of Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

         Section 13.6 Trustee to Sign Supplemental Indentures. In signing a supplemental indenture permitted by this Article 13, the Trustee shall receive, and (subject to the provisions of Section 11.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.


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

Subject to the preceding sentence, the Trustee shall sign any supplemental indenture authorized pursuant to this Article XIII if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture.

                  Section 13.7 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                  ARTICLE XIV

                                 NOTE GUARANTEES

                  Section 14.1 Guarantee. (a) Subject to this Article XIV, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company hereunder or thereunder, that:

                           (1)      the principal, the Repurchase Price, the
Fundamental Change Repurchase Price or the Optional Redemption Price of, and the Make-Whole Premium (only to the extent not otherwise satisfied by the Company in other than cash in accordance with the applicable Company Notice) and Liquidated Damages, if any, and interest on, the Securities will be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption, repurchase or otherwise, and interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other cash payment obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

                           (2)      in case of any extension of time of payment
or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise;

                  Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors will be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection. No Guarantor shall have any obligation to guarantee the Company's performance of its obligations under Article XV.

                  (b) The Guarantors hereby agree that their obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might





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

otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Note Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture (other than the Company's obligations pursuant to Article XV);

                  (c) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, this Note Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect.

                  (d) Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article X hereof for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any declaration of acceleration of such obligations as provided in Article X hereof, such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantors for the purpose of this Note Guarantee. The Guarantors will have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Note Guarantee.

                  Section 14.2 Subordination of Note Guarantee.

                  The obligations of each Guarantor under its Note Guarantee pursuant to this Article XIV will be junior and subordinated to the Senior Debt of such Guarantor on the same basis as the Securities are junior and subordinated to Senior Debt of the Company; provided, however, that the obligations of each Guarantor under its Note Guarantee in all respects shall rank equally with, or prior to, all existing and future Guarantees of the Company that are expressly subordinated to any Senior Debt. For the purposes of the foregoing sentence, the Trustee and the Holders will have the right to receive and/or retain payments by any of the Guarantors only at such times as they may receive and/or retain payments in respect of the Securities pursuant to this Indenture, including Article VII hereof.

                  Section 14.3 Limitation on Guarantor Liability. Each Guarantor, and by its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that the Note Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Title 11, U.S. Code or any similar federal or state law for the relief of debtors ("Bankruptcy Law"), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Note Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor will be limited to the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article XIV, result in the obligations of such Guarantor under its Note Guarantee not constituting a fraudulent transfer or conveyance.

                  Section 14.4 Execution and Delivery of Note Guarantee. To evidence its Note Guarantee set forth in Section 14.1 hereof, each Guarantor hereby agrees that a notation of such Note Guarantee substantially in the form attached as Exhibit H hereto will be endorsed by an Officer of such Guarantor on each Security authenticated and delivered by the Trustee and that this Indenture will be executed on behalf of such Guarantor by one of its Officers.

                  Each Guarantor hereby agrees that its Note Guarantee set forth in Section 14.1 hereof will remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Note Guarantee.

                  If an Officer whose signature is on this Indenture or on the Note Guarantee no longer holds that office at the time the Trustee authenticates the Security on which a Security Guarantee is endorsed, the Note Guarantee will be valid nevertheless.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, will constitute due delivery of the Note Guarantee set forth in this Indenture on behalf of the Guarantors.

                  In the event that the Company creates or acquires any Domestic Subsidiary after the date of this Indenture, if required by Section 6.10 hereof, the Company will cause such Domestic Subsidiary to comply with the provisions of
Section 6.10 hereof and this Article XIV, to the extent applicable.

                  Section 14.5 Guarantors May Consolidate, Etc. on Certain Terms. Except as otherwise provided in Section 14.6 hereof, no Guarantor may sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person, other than the Company or another Guarantor, unless:

                  (a) immediately after giving effect to such transaction, no Default or Event of Default exists; and

                  (b) subject to Section 14.6 hereof, the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger unconditionally assumes all the obligations of that Guarantor under this Indenture and its Note Guarantee on the terms set forth herein or therein, pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee.

                  In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Note Guarantee endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of this

Indenture to be performed by the Guarantor, such successor Person will succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor Person thereupon may cause to be signed any or all of the Note Guarantees to be endorsed upon all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Note Guarantees so issued will in all respects have the same legal rank and benefit under this Indenture as the Note Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Note Guarantees had been issued at the date of the execution hereof.

                  Except as set forth in Articles VI and IX hereof, and notwithstanding clauses (a) and (b) above, nothing contained in this Indenture or in any of the Securities will prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor, or will prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

                  Section 14.6 Releases. (a) In the event of any sale or other disposition of all or substantially all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the Capital Stock of any Guarantor, in each case to a Person that is not (either before or after giving effect to such transactions) the Company or a Guarantor, then such Guarantor or the corporation acquiring the property, as applicable, will be released and relieved of any obligations under its Note Guarantee; provided, however, that such transaction is effected in accordance with the provisions hereof. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture, the Trustee will execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Note Guarantee.

                  (a) Upon satisfaction and discharge of this Indenture in accordance with Article XII hereof, each Guarantor will be released and relieved of any obligations under its Note Guarantee.

                  Any Guarantor not released from its obligations under its Note Guarantee as provided in this Section 14.6 will remain liable for the full amount of the principal amount, the Repurchase Price, the Fundamental Change Repurchase Price and the Optional Redemption Price of, and interest, any Make-Whole Premium (only to the extent not otherwise satisfied by the Company in other than cash in accordance with the applicable Company Notice) and any Liquidated Damages on, the Securities and for the other obligations of any Guarantor under this Indenture as provided in this Article XIV.

                                   ARTICLE XV

                                   CONVERSIONS

                  Section 15.1 Conversion Privilege. (a) Subject to and upon compliance with the provisions of this Article XV, a Holder of a Security shall have the right, at such Holder's option, at any time and from time to time, to convert all or any portion (if the portion to be converted is $1,000 or an integral multiple of $1,000) of such Security into shares of Common Stock determined by dividing such amount being converted by the Conversion Price in effect on the date of conversion. The Conversion Price shall initially be $10.1025 (the "Conversion Price"), and shall be adjusted in certain instances as provided in this Article. In addition, pursuant to Article VIII upon a Fundamental Change, Holders may be entitled to a Make-Whole Premium if they elect to convert their Securities within the Fundamental Change Conversion Period.

                  (b) The Company shall not effect any conversion of any Security, and no Holder shall have the right to convert any portion of any Security, to the extent that after giving effect to such conversion (including any Make-Whole Premium), the Holder (together with the Holder's affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion (the "Conversion Limitation"). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of a Security with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of any Security beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 15.1(b), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be (y) a more recent public announcement by the Company or (z) any other notice by the Company (which shall be provided upon request) setting forth the number of shares of Common Stock outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including any Security, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In order to facilitate compliance with the foregoing, each Holder will be required to make a representation that it and its Affiliates shall be in compliance with the Conversion Limitation immediately after converting any Security and receipt of any shares of Common Stock issuable upon such conversion. By written notice to the Company, any Holder may increase or decrease the Conversion Limitation to any other percentage not in excess of 9.99% specified in such notice; provided that (i) no such notice may be sent prior to the second anniversary of the Issue Date, (ii) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (iii) any such increase or decrease will apply only to the Holder sending such notice and not to any other holder of Securities. Notwithstanding the foregoing, the Conversion Limitation shall not be applicable (i) on any of the ten Trading Days up to and including the Stated Maturity, or (ii) on any of the ten Trading Days up to and including the Effective Date, or (iii) during the Fundamental Change Conversion Period.

                  Section 15.2 Conversion Procedure; Fractional Shares. Each Security shall be convertible at the office of the Conversion Agent into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock on the Conversion Date. The Security will be converted into shares of Common Stock at the Conversion Price therefor. No


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payment or adjustment shall be made in respect of dividends on the Common Stock or accrued interest on a converted Security, except as described in Section 15.9 hereof. The Company shall not issue any fraction of a share of Common Stock in connection with any conversion of Securities, but instead shall, subject to
Section 15.3(h) hereof, make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Price of the Common Stock on the last Trading Day prior to the date of conversion. Notwithstanding the foregoing, a Security in respect of which a Holder has delivered a Repurchase Notice or Fundamental Change Repurchase Notice exercising such Holder's option to require the Company to repurchase such Security may be converted only if such notice of exercise is withdrawn as to such conversion amount in accordance with
Section 3.4 hereof.

                  (a) Before any Holder of a Security shall be entitled to convert the same into Common Stock, such Holder shall, in the case of Global Securities, comply with the procedures of the Depositary in effect at that time, and in the case of Certificated Securities, surrender such Securities, duly endorsed to the Company or in blank, at the office of the Conversion Agent, and shall give written notice to the Company at said office or place that such Holder elects to convert the same and shall state in writing therein the principal amount of Securities to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock to be issued.

                  Before any such conversion, a Holder also shall pay all funds required, if any, relating to interest on the Securities, as provided in Section 15.9, and all taxes or duties, if any, as provided in Section 15.8.

                  If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted thereby) so surrendered. Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder of a Security, or to such Holder's nominee or nominees, certificates for the number of full shares of Common Stock to which such Holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share to which such Holder would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the security register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or security register.

                  (b) A Security shall be deemed to have been converted as of the close of business on the date of the surrender of such Securities for conversion as provided above, and the Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock as of the close of business on such date.

                  (c) In case any Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Security so surrendered, without charge to such Holder (subject to the provisions of Section 15.8 hereof), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Securities.

                  (d) In the case of a conversion upon a Fundamental Change, Holders electing to convert shall also receive the Make-Whole Premium payable upon such conversion as set forth in Article VIII hereof. Holders may surrender Securities for conversion at any time within the Fundamental Change Conversion Period.

                  Section 15.3 Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time as follows:

                  (a) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, pay a dividend or otherwise make a distribution in shares of Common Stock to all holders of its outstanding shares of Common Stock, then the Conversion Price shall be reduced by multiplying such Conversion Price by a fraction:

                  (1) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date fixed for such determination; and

                  (2) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

         Such reduction shall become effective immediately after the opening of business on the day following the day on which such dividend or distribution is paid by the Company.

                  (b) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Conversion Price shall be proportionately reduced, and conversely, in case the Company shall, at any time or from time to time while any of the Securities are outstanding, combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Conversion Price shall be proportionately increased.

                  Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (c) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, distribute rights or warrants (other than any rights or warrants referred to in Section 15.3(e)) to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into or exercisable for of Common Stock) at a price per share (or having a conversion price per share) less than the Current Market Value of the Common Stock on the Business Day immediately preceding the date of the announcement of such issuance (treating the conversion or exercise price per share of the securities convertible into or exercisable for Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into or exercisable for Common Stock and (ii) any additional consideration initially payable upon the conversion of such security into or exercise of such security for Common Stock divided by (y) the number of shares of Common Stock initially underlying such security), then the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price by a fraction:

                  (1) the numerator of which shall be the number of shares of Common Stock outstanding on the close of business on the date of announcement, plus the number of shares or securities which the aggregate offering price of the total number of shares or securities so offered for subscription or purchase (or the aggregate conversion or exercise price of the securities so offered) would purchase at such Current Market Value of the Common Stock; and

                  (2) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the securities so offered are convertible or exercisable).

                  Such adjustment shall become effective at the opening of business on the date following the Common Stock Record Date fixed for the determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock (or securities convertible into or exercisable for shares of Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into or exercisable for shares of Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if the date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Value of the Common Stock, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined in good faith by the Board of Directors.

                  (d) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, pay a dividend or otherwise make a distribution in cash, whether periodic, special, extraordinary, non-recurring or other (excluding cash that is distributed in connection with a transaction described under Section 15.4) to all holders of its outstanding shares of Common Stock, then the Conversion Price shall be reduced by multiplying such Conversion Price by a fraction:

                  (1) the numerator of which shall be equal to the Closing Price per share of Common Stock on the Common Stock Record Date fixed for such determination minus the amount of the cash distribution per share; and

                  (2) the denominator of which shall be shall the Closing Price per share of Common Stock on the Common Stock Record Date fixed for such determination.

         Such reduction shall become effective immediately after the opening of business on the day after the Common Stock Record Date fixed for such determination.

                  (e) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, by dividend or otherwise, distribute to all holders of its shares of Common Stock evidences of its Indebtedness or other assets, including securities, but excluding (i) any Common Stock referred to in Section 15.3(a), (ii) any rights or warrants referred to in
Section 15.3(c), (iii) dividends or distributions of stock, securities or other property or assets (including cash) in connection with a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 15.4 applies, and (iv) cash distributions referred to in Section 15.3(d) (such capital stock, evidence of its indebtedness, cash, other assets or securities being distributed hereinafter in this Section 15.3(e) called the "distributed assets"), then, in each such case, subject to the third and fourth succeeding paragraphs and the last Section of this Section 15.3(e), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price by a fraction:

                  (1) the numerator of which shall be the Current Market Value of the Common Stock, less the Fair Market Value on such date of the portion of the distributed assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date) (determined as provided in Section 15.3(g)) on such date; and

                  (2) the denominator of which shall be such Current Market
         Value.

Such reduction shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  Rights or warrants distributed by the Company to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of the Company's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"), (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of shares of Common Stock shall be deemed not to have been distributed for purposes of this Section 15.3(e) (and no adjustment to the Conversion Price under this Section 15.3(e) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different distributed assets, evidences of indebtedness or other assets, or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any

Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 15.3(e):

                  (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of shares of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of shares of Common Stock as of the date of such redemption or repurchase; and

                  (2) in the case of such rights or warrants which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

                  For purposes of this Section 15.3(e) and Sections 15.3(a), 15.3(b), 15.3(c) and 15.3(d), any dividend or distribution to which this Section 15.3(e) is applicable that also includes (i) shares of Common Stock, (ii) a subdivision or combination of shares of Common Stock to which Section 15.3(b) applies, (iii) rights or warrants to subscribe for or purchase shares of Common Stock to which Section 15.3(c) applies or (iv) a cash distribution to which
Section 15.3(d) applies (or any combination thereof), shall be deemed instead to be:

                  (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants, other than such shares of Common Stock, such subdivision or combination, such rights or warrants or such cash distribution to which Sections 15.3(a), 15.3(b), 15.3(c) and 15.3(d) apply, respectively (and any Conversion Price reduction required by this Section 15.3(e) with respect to such dividend or distribution shall then be made), immediately followed by

                  (2) a dividend or distribution of such shares of Common Stock, such subdivision or combination, such rights or warrants or such cash distribution (and any further Conversion Price reduction required by Sections 15.3(a), 15.3(b), 15.3(c) and 15.3(d) with respect to such dividend or distribution shall then be made), except:

                           (A) the Common Stock Record Date of such dividend or
                  distribution shall be substituted as (i) "the day on which such dividend or distribution is paid by the Company," "Common Stock Record Date fixed for such determinations" and "Common Stock Record Date" within the meaning of Section 15.3(a), (ii) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of Section 15.3(b), (iii) "the date fixed for the determination of stockholders entitled to receive such rights or warrants," "the Common Stock Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Common Stock Record Date" within the meaning of Section 15.3(c) and (iv) "Common Stock Record Date fixed for such determination" within the meaning of
                  Section 15.3(d); and

                           (B) any shares of Common Stock included in such
                  dividend or distribution shall not be deemed "outstanding at the close of business on the Common Stock Record Date fixed for such determination" within the meaning of Section 15.3(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

                  In the event of any distribution referred to in this Section 15.3(e) in which (1) the Fair Market Value of such distribution applicable to one share of Common Stock (determined as provided above) equals or exceeds the arithmetic average of the Closing Prices of the Common Stock over the ten consecutive Trading Day period ending on the Common Stock Record Date for such distribution or (2) the arithmetic average of the Closing Prices of the Common Stock over the ten consecutive Trading Day period ending on the Common Stock Record Date for such distribution exceeds the Fair Market Value of such distribution by less than $1.00, then, in each such case, in lieu of an adjustment to the Conversion Price, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security, in addition to shares of Common Stock, the kind and amount of such distribution such Holder would have received had such Holder converted such Security immediately prior to the Common Stock Record Date for determining the shareholders entitled to receive the distribution.

                  (f) In case a tender or exchange offer made by the Company or any of its Subsidiaries for all then-outstanding shares of Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of shares tendered) of an aggregate consideration having a Fair Market Value that exceeds the product of the Current Market Value of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended), times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time (such excess, the "Excess Amount"), then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction:

                  (1) the numerator of which shall be (x) the product of (i) the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time and (ii) the Current Market Value of the Common Stock at the Expiration Time, less (y) the Excess Amount; and

                  (2) the denominator shall be the product of the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time and the Current Market Value of the Common Stock at the Expiration Time.

                  Such reduction (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all or a portion of such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such (or such portion of the) tender offer had not been made. If the application of this Section 15.3(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 15.3(f).

                  (g) Notwithstanding the foregoing provisions of this Section, no adjustment of the Conversion Price shall be required to be made (a) upon the issuance of shares of Common Stock pursuant to any present or future plan for the reinvestment of dividends or (b) because of a tender or exchange offer of the character described in Rule 13e-4(h)(5) under the Exchange Act or any successor rule thereto.

                  (h) For purposes of this Article XV, the following terms shall have the meanings indicated:

                  "Common Stock Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of shares of Common Stock have the right to receive any cash, securities or other property or in which the shares of Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  "Current Market Value" on any date means the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to such date; provided, however, that if:

                  (1) the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.3(a), (b), (c), (e) or (f) occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is required to be multiplied as a result of such other event;

                  (2) the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.3(a), (b), (c), (d) or (e) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is required to be multiplied as a result of such other event; and

                  (3) the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value of the evidences of Indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date.

For purposes of any computation under Section 15.3(f), if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.3(a), (b), (c), (e) or
(f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by dividing such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, when used:

                  (1) with respect to any issuance or distribution, means the first date on which the shares of Common Stock trade regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution;

                  (2) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

                  (3) with respect to any tender or exchange offer, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the Expiration Time of such offer.

Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 15.3, such adjustments shall be made to the Current Market Value as may be necessary or appropriate to effectuate the intent of this Section 15.3 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

                  "Fair Market Value" shall mean the amount that a willing buyer would pay a willing seller in an arm's length transaction (as determined in good faith by the Board of Directors, whose determination shall be conclusive absent manifest error).

                  (i) The Company shall be entitled to make such additional reductions in the Conversion Price, in addition to those required by Sections 15.3(a), (b), (c), (e) and (f), as shall be necessary in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of shares of Common Stock or any issuance of rights or warrants referred to above shall not be taxable to the holders of Common Stock for United States Federal income tax purposes.

                  (j) To the extent permitted by applicable law, the Company may, from time to time, reduce the Conversion Price by any amount for any period of time, if such period is at least 20 days and the reduction is irrevocable during the period. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Trustee and each Holder at the address of such Holder as it appears in the register of the Securities maintained by the Registrar, at least 15 days prior to the date the reduced Conversion Price takes effect, a notice of the reduction stating the reduced Conversion Price and the period during which it will be in effect.

                  (k) In any case in which this Section 15.3 shall require that any adjustment be made effective as of or retroactively immediately following a Common Stock Record Date, the Company may elect to defer (but only for five Trading Days following the filing of the statement referred to in Section 15.5) issuing to the Holder of any Securities converted after such Common Stock Record Date the shares of Common Stock issuable upon such conversion over and above the shares of Common Stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (l) All calculations under this Section 15.3 shall be made to the nearest cent or one-hundredth of a share, with one-half cent and 0.005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this Section 15.3, the Company shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of such price. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such price. Any adjustments under this Section 15.3 shall be made successively whenever an event requiring such an adjustment occurs.

                  (m) In the event that at any time, as a result of an adjustment made pursuant to this Section 15.3, the Holder of any Securities thereafter surrendered for conversion shall become entitled to receive any shares of stock of the Company other than shares of Common Stock into which the Securities originally were convertible, the Conversion Price of such other shares so receivable upon conversion of any such Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (m) of this Section 15.3, and the provision of Sections 15.1, 15.2 and 15.4 through 15.9 with respect to the Common Stock shall apply on like or similar terms to any such other shares and the determination of the Board of Directors as to any such adjustment shall be conclusive.

                  (n) No adjustment shall be made pursuant to Section 15.3(k) if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Common Stock or (ii) if the Holders of the Securities otherwise participate in the transaction that would otherwise give rise to an adjustment pursuant to this Section 15.3; provided, however, that such participation is on terms that include the effect of such adjustment. The Company will take no action to increase the par value of the Common Stock.

                  Section 15.4 Consolidation or Merger of the Company.

                  If any of the following events occurs, namely:

                  (1) any reclassification or change of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination

                  (2) any merger, consolidation, statutory share exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or

                  (3) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;

the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture, if such supplemental indenture is then required to so comply) providing that such Securities shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided, however, that if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purposes of this Section 15.4, the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Article XV. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the conversion rights set forth in this Article XV.

                  The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the register of the

Securities maintained by the Registrar, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

                  The above provisions of this Section 15.4 shall similarly apply to successive reclassifications, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances. If this Section 15.4 applies to any event or occurrence, Section 15.3 shall not apply.

                  Section 15.5 Notice of Adjustment.

                  Whenever an adjustment in the Conversion Price with respect to the Securities is required:

                  (1) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such securities a certificate of the Treasurer of the Company, stating the adjusted Conversion Price determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment; and

                  (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, to each Holder in the manner provided in Section 16.2. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

                  Section 15.6 Notice in Certain Events.

                  In case:

                  (1) of a consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or conveyance to another Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of all or substantially all of the property and assets of the Company; or

                  (2) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (3) of any action triggering an adjustment of the Conversion Price referred to in clauses (x) or (y) below;

then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent, and shall cause to be given, to the Holders of the Securities in the manner provided in Section 16.2, at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants triggering an adjustment to the Conversion Price pursuant to this Article XV, or, if a record is not to be taken, the date as of which the holders of record of Common Stock entitled to such distribution, rights or warrants are to be determined, or
(y) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Price pursuant to this Article XV is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger sale, conveyance, dissolution, liquidation or winding up.

                  Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clause (1), (2) or (3) of this Section 15.6.

                  Section 15.7 Company To Reserve Stock.

                  The Company shall, in accordance with the laws of the State of Delaware, at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Securities then outstanding into such Common Stock at any time (assuming that, at the time of the computation of such number of shares or securities, all such Securities would be held by a single Holder); provided, however, that nothing contained herein shall preclude the Company from satisfying its obligations in respect of the conversion of the Securities by delivery of purchased shares of Common Stock which are then held in the treasury of the Company. The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and free from all liens and charges and, except as provided in
Section 15.8, taxes with respect to the issue thereof.

                  Section 15.8 Taxes on Conversion.

                  The issue of stock certificates on conversion of Securities shall be made without charge to the converting Holder for any documentary, stamp or similar issue or transfer taxes in respect of the issue thereof, and the Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or the portion, if any, of the Securities which are not so converted in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

                  Section 15.9 Conversion After Record Date.

                  Except as provided below and in the proviso to this paragraph, if any Securities are surrendered for conversion on any day other than an Interest Payment Date, the Holder of such Securities shall not be entitled to receive any interest that has accrued on such Securities since the prior Interest Payment Date; provided, however, that if any Securities are surrendered for conversion or redemption within (i) five Business Days prior to the Stated Maturity of the Securities or any Redemption Date or (ii) during the Fundamental Change Conversion Period, then the Holder thereof shall be entitled to receive any interest that has accrued on such Securities since the prior Interest Payment Date until the date of Stated Maturity, such Redemption Date or the Effective Date of the Fundamental Change. By delivery to the Holder of the number of shares of Common Stock or other consideration issuable upon conversion in accordance with this Article XV, any accrued and unpaid interest on such Securities will be deemed to have been paid in full.

                  Except as otherwise set forth in the proviso to the preceding paragraph of this Section 15.9, if any Securities are surrendered for conversion subsequent to the record date preceding an Interest Payment Date but on or prior to such Interest Payment Date, the Holder of such Securities at the close of business on such record date shall receive the interest payable on such Securities on such Interest Payment Date notwithstanding the conversion thereof. Securities surrendered for conversion during the period from the close of business on any record date preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall be accompanied by payment by Holders, for the account of the Company, in New York Clearing House funds or other funds of an amount equal to the interest payable on such Interest Payment Date on the Securities being surrendered for conversion. Except as provided in this Section 15.9, no adjustments in respect of payments of interest on Securities surrendered for conversion or any dividends or distributions or interest on the Common Stock issued upon conversion shall be made upon the conversion of any Securities.

                  Section 15.10 Responsibility of Trustee for Conversion Provisions.

                  The Trustee has no duty to determine when an adjustment under this Article XV should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section
15.4 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for any failure of the Company to comply with this Article XV. Each Conversion Agent other than the Company shall have the same protection under this Section 15.12 as the Trustee.

                  The rights, privileges, protections, immunities and benefits given to the Trustee under the Indenture including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent or Conversion Agent acting hereunder.

                  Section 15.11 Unconditional Right of Holders to Convert.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to convert its Security in accordance with this Article XV and to bring an action for the enforcement of any such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

                  Section 15.12 Common Stock Restricted Securities Legends.

                  Unless such Common Stock has been sold or otherwise transferred pursuant to a registration statement that has been declared effective under the Securities Act or is eligible for resale pursuant to Rule 144(k), each stock certificate representing Common Stock issued upon conversion of the Securities will bear the legend set forth on Exhibit G hereto (the "Common Stock Restricted Securities Legend"). The Common Stock Restricted Securities Legend may be removed from any stock certificate representing shares of the Common Stock issued upon conversion of any Security if there is delivered to the Company such evidence required by the Common Stock Restricted Securities Legend. Upon provision of such satisfactory evidence, at the written direction of the Company, the transfer agent for the Common Stock shall authenticate and deliver in exchange for the stock certificate or stock certificates representing such shares of Common Stock bearing such legend, one or more new stock certificates representing a like aggregate number of shares of Common Stock that do not bear such legend. If the Common Stock Restricted Securities Legend has been removed from a stock certificate representing shares of the Common Stock issued upon conversion of any Security as provided above, no other stock certificates representing shares of the Common Stock issued upon conversion of such Security shall bear such legend, unless the Company has reasonable cause to believe that such shares of Common Stock are "restricted securities" within the meaning of Rule 144.

                                  ARTICLE XVI

                                  MISCELLANEOUS

                  Section 16.1 Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

                  Section 16.2 Notices. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

         if to the Company and/or any Guarantor:

         Interstate Bakeries Corporation
         12 East Armour Boulevard
         Kansas City, Missouri  64111
         Attention:  Chief Financial Officer
         Facsimile:  (816) 502-4138
         Telephone:  (816) 502-4000
         with a copy to:

         Latham & Watkins LLP
         633 West Fifth Street
         Suite 4000
         Los Angeles, California 90071
         Attention: Mary Ellen Kanoff, Esq.
         Facsimile:  (213) 485-1234
         Telephone:  (213) 891-8763

         if to the Trustee:

         U.S. Bank National Association
         60 Livingston Avenue
         EP-MN-WS3C
         St. Paul, Minnesota 55107
         Attention:  Frank P. Leslie, III
         Facsimile.:  (651) 495-8097
         Telephone:  (651) 495-3913

                  The Company, any Guarantor or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication given to a Securityholder shall be mailed to the Securityholder, by first-class mail, postage prepaid, at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

                  If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

                  Section 16.3 Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Trustee shall comply with TIA Section 312(b) relating to Securityholder communications. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

                  Section 16.4 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; or

         (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Section 16.5 Statements Required in Certificate or Opinion. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

         (1) a statement that each Person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

         (3) a statement that, in the opinion of each such Person, he has made such examination or investigation as is reasonably necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement that, in the opinion of such Person, such covenant or condition has been complied with.

                  Section 16.6 Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 16.7 Rules by Trustee, Paying Agent, Conversion Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, the Conversion Agent and the Paying Agent may make reasonable rules for their functions.

                  Section 16.8 Governing Law. THIS INDENTURE, THE SECURITIES AND THE NOTE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  Section 16.9 No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company under the Securities, Note Guarantees or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

                  Section 16.10 Successors. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor. All agreements of each Guarantor in this Indenture will bind its successors, except as otherwise provided in Section 11.5 hereof.

                  Section 16.11 Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.



                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.


                         INTERSTATE BAKERIES CORPORATION



                         By:
                             ----------------------------------------
                             Name:
                             Title:



                         BAKER'S INN QUALITY BAKED GOODS, LLC


                         By:
                             ----------------------------------------
                             Name:
                             Title:



                         IBC SALES CORPORATION



                         By:
                             ----------------------------------------
                             Name:
                             Title:


                         IBC SERVICES, LLC



                         By:
                             ----------------------------------------
                             Name:
                             Title:

                         INTERSTATE BRANDS CORPORATION



                         By:
                             ----------------------------------------
                             Name:
                             Title:


                         IBC TRUCKING, LLC


                         By:
                             ----------------------------------------
                             Name:
                             Title:




                         U.S. BANK NATIONAL ASSOCIATION,
                         as Trustee


                         By:
                             ----------------------------------------
                             Name:
                             Title:

                                    EXHIBIT A
                     [FORM OF FACE OF 144A GLOBAL SECURITY]

THE SECURITY EVIDENCED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (A "QIB"); OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI");

(2) AGREES THAT IT WILL NOT, (I) PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM SUCH SELLER REASONABLY BELIEVES TO BE A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO A PERSON WHOM SUCH SELLER REASONABLY BELIEVES TO BE AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (II) AFTER THE EXPIRATION OF THE HOLDING PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, PROVIDE A REPRESENTATION TO THE COMPANY THAT IT HAS HELD THE SECURITY EVIDENCED BY THIS CERTIFICATE FOR A PERIOD OF TWO YEARS AND IS NOT AN AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT);

(3) AGREES THAT IT WILL NOTIFY EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER

PURSUANT TO CLAUSE (2)(I)(D) ABOVE) OF THE RESALE RESTRICTIONS CONTAINED IN THIS LEGEND;

(4) AGREES THAT IT WILL, IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO IN CLAUSE 2(I) OF THIS LEGEND, COMPLETE AND DELIVER A TRANSFER CERTIFICATE, THE FORM OF WHICH IS AVAILABLE FROM THE TRUSTEE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

The foregoing legend will be removed from this Security upon the earlier of (i) the transfer of this Security pursuant to clause (2)(I)(F) contained in this legend, (ii) upon transfer of this Security under Rule 144(k) under the Securities Act, or (iii) on satisfaction of the conditions specified in the Indenture.

                         INTERSTATE BAKERIES CORPORATION

                6% Senior Subordinated Convertible Notes due 2014

No.                                                   CUSIP:  46072H AA 6
Issue Date:  August 12, 2004                          Principal Amount:  $

         INTERSTATE BAKERIES CORPORATION, a Delaware corporation, promises to pay to Cede & Co. or registered assigns, the principal amount of DOLLARS ($ ) on August 15, 2014.

         Interest Payment Dates: February 15 and August 15, commencing February 15, 2005.

         Record Dates: February 1 and August 1.

         Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  August 12, 2004                  INTERSTATE BAKERIES CORPORATION


                                         By:
                                             ---------------------------------

                                         Title:
                                             ---------------------------------


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION,
as Trustee, certifies that this is one
of the Securities referred to in the
within-mentioned Indenture.



By
  -------------------------------------------
         Authorized Signatory

Dated:  August 12, 2004

                      [FORM OF REVERSE OF GLOBAL SECURITY]

                6% Senior Subordinated Convertible Notes due 2014


         This Security is one of a duly authorized issue of 6% Senior Subordinated Convertible Notes due 2014 (the "Securities") of Interstate Bakeries Corporation, a Delaware corporation (including any successor corporation under the Indenture hereinafter referred to, the "Company"), issued under an Indenture, dated as of August 12, 2004 (together with any supplemental indenture thereto, the "Indenture"), between the Company, the Guarantors and U.
S. Bank National Association, as trustee (the "Trustee"). The terms of the Security include those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture unless otherwise indicated.

1.       Interest.

         The Company promises to pay interest on the principal amount of the Securities at the interest rate of 6% (the "Interest Rate") from the date of issuance until repayment in full at August 15, 2014, or until an earlier repurchase. The Company will pay Interest on this Security semi-annually in arrears on February 15 and August 15 of each year (each, an "Interest Payment Date"), commencing February 15, 2005.

         Interest on the Securities shall be computed (i) for any full semi-annual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which Interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

         If this Security is repurchased by the Company on a date that is after the record date and prior to the corresponding Interest Payment Date, interest and additional amounts, if any, accrued and unpaid hereon to but not including the applicable Repurchase Date or Fundamental Change Repurchase Date, as the case may be, will be paid to the same Holder to whom the Company pays the principal of this Security.

         A Holder of any Security at the close of business on a record date will be entitled to receive interest (including Liquidated Damages, if any) on such Security on the corresponding Interest Payment Date. Interest on Securities converted after a record date but prior to the corresponding Interest Payment Date (other than any Security whose maturity is prior to such Interest Payment
Date) will be paid to the Holder of the Securities on the record date but, upon conversion, the Holder must pay the Company the interest, Liquidated Damages, if any, which have accrued and will be paid on such Interest Payment Date upon receipt of such amounts from the Company.

         If the principal amount hereof, any portion thereof, any interest, including the payment of Liquidated Damages, if any, or any Repurchase Price, Fundamental Change Repurchase Price, Optional Redemption Price or Make-Whole Premium, if applicable, on any Security is not paid when due (whether upon acceleration pursuant to Section 10.2 of the Indenture, upon the date set for payment of the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price or the Make-Whole Premium hereof or upon the Stated Maturity of this Security), then in each such case the overdue amount shall, to the extent permitted by law, bear interest at 1% over the then Interest Rate, which interest shall accrue from the date on which such overdue amount was originally due to the date of payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

2.       Method of Payment.

         Except as provided below, interest and Liquidated Damages will be paid
(i) on the Global Securities to DTC in immediately available funds, (ii) to the Person in whose name Securities are registered at the close of business on the record date, (a) on any Certificated Securities having an aggregate principal amount of $2,000,000 or less, by check mailed to the Holders of such Securities; and (b) on any Securities having an aggregate principal amount of more than $2,000,000, by wire transfer in immediately available funds at the election of the Holders of those Securities.

         At Stated Maturity the Company will pay principal and interest in cash on Securities at the Company's office for payment, which initially will be the Corporate Trust Office of the Trustee.

         Subject to the terms and conditions of the Indenture, the Company will make payments in cash in respect of the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price, Liquidated Damages and amounts payable at Stated Maturity to Holders who surrender Securities to the Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.       Paying Agent, Conversion Agent and Registrar.

         Initially, U.S. Bank National Association (the "Trustee") will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any of the Paying Agent, Conversion Agent or Registrar without notice, other than notice to the Trustee. Neither the Company nor any of its Subsidiaries nor any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

4.       Indenture.

         This Security is one of a duly authorized issue of Securities of the Company designated as its 6% Senior Subordinated Convertible Notes due 2014, issued under the Indenture. The terms of this Security include those stated in the Indenture and those required by or made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture. This Security is subject to all such terms, and the Holder of this Security is referred to the Indenture and said Act for a statement of them.

         The Securities are general unsecured subordinated obligations of the Company. The aggregate principal amount of Securities that may be issued under the Indenture is limited to $120,000,000.

5.       Repurchase of Securities at the Option of the Holder.

         Subject to the terms and conditions of the Indenture, the Company shall repurchase all or a portion of the Securities (any such portion being at least $1,000 or an integral multiple of $1,000 in excess thereof and provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be outstanding after such repurchase is equal to $1,000 or integral multiples of $1,000 in excess thereof) at the option of the Holder on August 15, 2011 (the "Repurchase Date"), at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased, plus interest (including Liquidated Damages) accrued but unpaid to, but excluding, such Repurchase Date (the "Repurchase Price"). At the option of the Company, the Repurchase Price may be paid in cash, or subject to the fulfillment by the Company of the conditions set forth in the Indenture, by delivery of shares of Common Stock having a fair market value to the Repurchase Price (less any cash payments), or a combination of cash and Common Stock.

         If a Fundamental Change occurs, the Holder of this Security, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is at least $1,000 or an integral multiple of $1,000 in excess thereof, provided that the portion of the principal amount of this Security to be outstanding after such repurchase is at least equal to U.S. $1,000) at a Fundamental Change Repurchase Price equal to 100% of the principal amount thereof plus interest (including Liquidated Damages) accrued to, but excluding, the Fundamental Change Repurchase Date. At the option of the Company, the Fundamental Change Repurchase Price may be paid in cash, by delivery of shares of Common Stock having a fair market value equal to the Fundamental Change Repurchase Price (subject to the conditions set forth in the Indenture), or any combination thereof.

         For purposes of the two preceding paragraphs, the fair market value of shares of Common Stock shall be equal to the product of (i) 97% and (ii) the arithmetic average of the Closing Prices per share of the Common Stock for the fifteen consecutive Trading Days immediately preceding and including the third Trading Day prior to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, appropriately adjusted to take into account the occurrence, during such fifteen Trading Day period, of any event described in
Section 15.3 of the Indenture.

6.       Optional Redemption

                  (a) Except as set forth in Section (b) below, the Securities are not redeemable prior to August 15, 2013. On and after August 15, 2013 (provided that certain conditions set forth in the Indenture are satisfied), the Company may, at its option, redeem the Securities in whole at any time or in part from time to time, on any date prior to the Stated Maturity upon at least 30 days' notice given in the manner set forth in the Indenture, at a redemption price equal to 100% of the principal amount of the Securities to be repurchased plus interest (including Liquidated Damages) accrued but unpaid to, but excluding the Redemption Date (the "Optional Redemption Price").

                  (b) Notwithstanding the foregoing, on and after August 15, 2011 and until August 15, 2013, the Company may, at its option, redeem the Securities in whole at any time or in part from time to time, upon at least 30 days' notice given in the manner set forth in the Indenture, at the Optional Redemption Price if, (i) on the date that the Company gives such notice, the Closing Price per share of the Common Stock for at least 20 Trading Days of the 30 consecutive Trading Days immediately preceding such date is at least 140% of the Conversion Price then in effect, appropriately adjusted to take into account the occurrence, during such five Trading Day period, of any event described in
Section 15.3 and (ii) on the date that the Company delivers such Company Notice through the date of redemption, the Common Stock issuable upon conversion of the Securities is either (1) covered by a registration statement covering resales thereof that is effective and available for use for the 30 days following the date of such notice or (2) eligible to be resold by non-affiliates pursuant to Rule 144(k) under the Securities Act.

7.       Subordination of Securities.

         The indebtedness evidenced by the Securities is, to the extent and in the manner provided in Article VII of the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Security is issued subject to the provisions of the Indenture with respect to such subordination. Each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his or her attorney-in-fact for such purpose.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest (including the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price, the Make-Whole Premium, if any, and Liquidated Damages, if
any) on this Security at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

8.       Make-Whole Premium

         If a Fundamental Change occurs, Holders of this Security will be entitled to receive from the Company upon conversion of this Security in accordance with Section 15.1 of the Indenture, the Make-Whole Premium. The Company may pay the Make-Whole Premium in (at the Company's option) Common Stock, cash, in the same form of consideration into which all or substantially all of the Common Stock has been converted in connection with the applicable Fundamental Change, valued as set forth in the Indenture, or any combination of the foregoing. If holders of the Common Stock have the right to elect the form of consideration received in a Fundamental Change, then for purposes of the foregoing the consideration into which a share of Common Stock has been converted shall be deemed to equal the aggregate consideration distributed in respect of all shares of Common Stock of the Company divided by the total number of shares of Common Stock participating in the distribution.

9.       Conversion.

         (a) Subject to and in compliance with the provisions of the Indenture, a Holder shall have the right, at such Holder's option, to convert all or any portion, if the portion to be converted is $1,000 or an integral multiple $1,000, of such security into fully paid and nonassessable shares of Common Stock at the Conversion Price in effect on the Conversion Date. The Conversion Price is subject to adjustment from time to time as set forth in Section 15.3 of the Indenture. In addition, pursuant to the Indenture, upon a Fundamental Change, Holders may be entitled to a Make-Whole Premium if they elect to convert their Securities within the Fundamental Change Conversion Period.

         (b) The Company shall not effect any conversion of any Security, and no Holder shall have the right to convert any portion of any Security, to the extent that after giving effect to such conversion \ (including any Make-Whole Premium), the Holder (together with the Holder's affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion (the "Conversion Limitation"). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of a Security with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of any Security beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of Section 15.1(b) of the Indenture, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be (y) a more recent public announcement by the Company or (z) any other notice by the Company (which shall be provided upon request) setting forth the number of shares of Common Stock outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including any Security, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In order to facilitate compliance with the foregoing, each Holder will be required to make a representation that it and its Affiliates shall be in compliance with the Conversion Limitation immediately after converting any Security and receipt of any shares of Common Stock issuable upon such conversion. By written notice to the Company, any Holder may increase or decrease the Conversion Limitation to any other percentage not in excess of 9.99% specified in such notice; provided that (i) no such notice may be sent prior to the second anniversary of the Issue Date, (ii) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (iii) any such increase or decrease will apply only to the Holder sending such notice and not to any other holder of Securities. Notwithstanding the foregoing, the Conversion Limitation shall not be applicable (i) on any of the ten Trading Days up to and including the Stated Maturity, or (ii) on any of the ten Trading Days up to and including the Effective Date, or (iii) during the Fundamental Change Conversion Period.

         A Security in respect of which a Holder has delivered a Repurchase Notice or Fundamental Change Repurchase Notice, exercising the option of such Holder to require the Company to purchase such Security, may be converted only if such Repurchase Notice or Fundamental Change Repurchase Notice is withdrawn in accordance with the terms of the Indenture.

         To surrender a Security for conversion, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay any transfer or similar tax, if required.

         No fractional shares of Common Stock shall be issued upon conversion of any Security. Instead of any fractional share of Common Stock that would otherwise be issued upon conversion of such Security, the Company shall pay a cash adjustment as provided in the Indenture.

10.      Denominations; Transfer; Exchange.

         The Securities are in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may register, transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements, legal opinions and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities in respect of which a Repurchase Notice or Fundamental Change Repurchase Notice has been given and not withdrawn.

11.      Persons Deemed Owners.

         The registered Holder of this Security shall be treated as the owner of this Security for all purposes.

12.      Unclaimed Money or Securities.

         The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for one year after the date upon which such payment shall have been due. After payment to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person after the date upon which such payment shall have become due.

13.      Amendment; Waiver.

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture, all (but not less than all) of the Securities or the Note Guarantees may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities and

(ii) certain defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities. The Indenture, all (but not less than all) of the Securities and the Note Guarantees may also be amended by the Company and the Trustee, without the consent of any Holder, in certain circumstances set forth in the Indenture; provided, however, that certain provisions of the Indenture and the Securities may not be amended without the consent of each affected Holder.

14.      Defaults and Remedies.

         If any Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

15.      Trustee Dealings with the Company.

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.      No Recourse Against Others.

         A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.      Authentication.

         This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

18.      Abbreviations.

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

19.      GOVERNING LAW.

         THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

20.      Requests for Copies.

         The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and, if requested, a copy of this Security in larger type. Requests may be made to:

         Interstate Bakeries Corporation
         12 East Armour Boulevard
         Kansas City, Missouri  64111
         Attention:  Chief Financial Officer
         Facsimile:  (816) 502-4138
         Telephone:  (816) 502-4000

21.      Registration Rights.

         The Holders of the Securities are entitled to the benefits of the Registration Rights Agreement, dated as of August 12, 2004, between the Company and the purchasers identified on the signature pages thereto, including the receipt of Liquidated Damages (as defined in such agreement).

ASSIGNMENT FORM                                           CONVERSION NOTICE
To assign this Security, fill in the form below:          To convert this Security into Common Stock
                                                          of the Company, check the box [   ].

I or we assign and transfer this Security to              To convert only part of this Security,
___________________________________________               state the principal amount to be converted
___________________________________________               (which must be $1,000 or an integral
                                                          multiple of $1,000):
(Insert assignee's soc. sec. or tax ID no.)
___________________________________________
___________________________________________               If you want the stock certificate made out
___________________________________________               in another person's name fill in the form
(Print or type assignee's name, address and zip           below:
code)                                                     ____________________________________________
                                                          ____________________________________________
and irrevocably appoint
                                                          (Insert the other person's soc. sec. tax
____________________ agent to transfer this               ID no.)
Security on the books of the Company.  The
agent may substitute another to act for him.              ____________________________________________
                                                          ____________________________________________
                                                          ____________________________________________
                                                          ____________________________________________
                                                          ____________________________________________
                                                          (Print or type other person's name, address
                                                          and zip code)

ASSIGNMENT FORM                                           CONVERSION NOTICE

                                                          The undersigned, on
                                                          behalf of itself and
                                                          its affiliates, hereby
                                                          represents to the
                                                          Company that upon and
                                                          immediately after the
                                                          conversion of
                                                          Securities into shares
                                                          of Common Stock, it
                                                          and its affiliates are
                                                          and will be in
                                                          compliance with the
                                                          Conversion Limitations
                                                          applicable to such
                                                          Securities pursuant to
                                                          paragraph 6 of this
                                                          Security.

Date:  __________ Your Signature:  _________________________________


--------------------------------------------------------------
   (Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed



--------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program



By:_____________________________
       Authorized Signatory

             SCHEDULE OF INCREASES AND DECREASES OF GLOBAL SECURITY

    Initial Principal Amount of Global Security: ____________($___________).

Date                      Amount of Increase     Amount of Decrease in   Principal Amount of    Notation by
                          in Principal Amount    Principal Amount of     Global Security        Registrar or
                          of Global Security     Global Security         After Increase or      Security Custodian
                                                                         Decrease
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

         Pursuant to Section 3.4 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

Dated:

-----------------------------------

-----------------------------------

Signature(s)

Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.


-----------------------------------
Signature Guaranteed

Principal amount to be repurchased (at least
U.S. $1,000 or an integral multiple of $1,000 in excess thereof): ___________________

Remaining principal amount following such repurchase (not less than U.S. $1,000):

--------------

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                    EXHIBIT B

                        [FORM OF FACE OF GLOBAL SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                         INTERSTATE BAKERIES CORPORATION

                6% Senior Subordinated Convertible Notes due 2014


No.                                          CUSIP:  46072H AA 6
Issue Date:  August 12, 2004                 Principal Amount:  $______________

         INTERSTATE BAKERIES CORPORATION, a Delaware corporation, promises to pay to Cede & Co. or registered assigns, the principal amount of _____________________ dollars ($__________) on August 15, 2014.

         Interest Payment Dates: February 15 and August 15, commencing February 15, 2005.

         Record Dates:  February 1 and August 1.

         Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: August 12, 2004                      INTERSTATE BAKERIES CORPORATION


                                                By:
                                                      -------------------------
                                                Title:
                                                      -------------------------



TRUSTEE'S CERTIFICATE OF  AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION,
as Trustee, certifies that this
is one of the Securities referred
to in the within-mentioned Indenture.


By
  -------------------------------
      Authorized Signatory

Dated: August 12, 2004

[FORM OF REVERSE OF GLOBAL SECURITY IS IDENTICAL TO EXHIBIT A]

                                    EXHIBIT C
                     [FORM OF FACE OF CERTIFICATED SECURITY]

THE SECURITY EVIDENCED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (A "QIB"); OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI");

(2) AGREES THAT IT WILL NOT, (I) PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM SUCH SELLER REASONABLY BELIEVES TO BE A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO A PERSON WHOM SUCH SELLER REASONABLY BELIEVES TO BE AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (II) AFTER THE EXPIRATION OF THE HOLDING PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, PROVIDE A REPRESENTATION TO THE COMPANY THAT IT HAS HELD THE SECURITY EVIDENCED BY THIS CERTIFICATE FOR A PERIOD OF TWO YEARS AND IS NOT AN AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT);

(3) AGREES THAT IT WILL NOTIFY EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(I)(D) ABOVE) OF THE RESALE RESTRICTIONS CONTAINED IN THIS LEGEND;

(4) AGREES THAT IT WILL, IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO IN CLAUSE 2(I) OF THIS LEGEND, COMPLETE AND DELIVER A TRANSFER CERTIFICATE, THE FORM OF WHICH IS AVAILABLE FROM THE TRUSTEE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

The foregoing legend will be removed from this Security upon the earlier of (i) the transfer of this Security pursuant to clause (2)(I)(F) contained in this legend, (ii) upon transfer of this Security under Rule 144(k) under the Securities Act, or (iii) on satisfaction of the conditions specified in the Indenture.

                         INTERSTATE BAKERIES CORPORATION

                6% Senior Subordinated Convertible Notes due 2014

No.                                                   CUSIP:  46072H AA 6
Issue Date:  August 12, 2004                          Principal Amount:  $

         INTERSTATE BAKERIES CORPORATION, a Delaware corporation, promises to
pay to Cede & Co. or registered assigns, the principal amount of DOLLARS ($    )
on August 15, 2014.

         Interest Payment Dates: February 15 and August 15, commencing February 15, 2005.

         Record Dates:  February 1 and August 1.

         Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: August 12, 2004                     INTERSTATE BAKERIES CORPORATION


                                             By:
                                                 ------------------------------
                                             Title:
                                                    ---------------------------


TRUSTEE'S CERTIFICATE OF  AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION,
as Trustee, certifies that this
is one of the Securities referred
to in the within-mentioned Indenture.


By
  --------------------------------------
      Authorized Signatory

Dated: August 12, 2004

[FORM OF REVERSE OF CERTIFICATED SECURITY IS IDENTICAL TO EXHIBIT A]

                                                                       EXHIBIT D

                         Interstate Bakeries Corporation
                6% Senior Subordinated Convertible Notes due 2014

                              Transfer Certificate

         In connection with any transfer of any of the Securities within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned registered owner of this Security hereby certifies with respect to $____________ principal amount of the above-captioned Securities presented or surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

         [_] A transfer of the Surrendered Securities is made to Interstate Bakeries Corporation (the "Company") or any of its subsidiaries;

         [_] The transfer of the Surrendered Securities complies with Rule 144A under the Securities Act;

         [_] The transfer of the Surrendered Securities is pursuant to an effective registration statement under the Securities Act;

         [_] The transfer of the Surrendered Securities is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Security under the Indenture and the requirements of the exemption claimed, which certification is supported by
                  (1) a certificate executed by the transferee in the form of Exhibit E to the Indenture and (2) an opinion of counsel provided by the transferor or the transferee (a copy of which the transferor has attached to this certification), to the effect that such transfer is in compliance with the Securities Act; or

         [_] The transfer of the Surrendered Securities is pursuant to another available exemption from the registration requirement of the Securities Act;

and unless such Securities are being transferred to the Company or a subsidiary thereof, the undersigned confirms that, to the undersigned's knowledge, such Securities are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an

"Affiliate"). Capitalized terms used but not defined herein have the meanings set forth in the Indenture.

         Unless one of the boxes above is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof.

DATE:
                        ------------------------------------
                        Signature(s)

Notice:  Signature must conform to name written on face of Security.

         (If the registered owner is a corporation, partnership or fiduciary, the title of the person signing on behalf of such registered owner must be stated.)

Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


--------------------------------
Signature Guarantee

                                                                       EXHIBIT E

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Interstate Bakeries Corporation
12 East Armour Boulevard
Kansas City, Missouri  64111
Attention:  Chief Financial Officer


[Registrar address block]

         Re:  6% Senior Subordinated Convertible Notes due 2014

                  Reference is hereby made to the Indenture, dated as of August 12, 2004 (the "Indenture"), among Interstate Bakeries Corporation, as issuer (the "Company"), the Guarantors party thereto and U. S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  In connection with our proposed purchase of $____________ aggregate principal amount of:

                  (a)  [_] a beneficial interest in a Global Security, or

                  (b)  [_] a Certificated Security,

                  we confirm that:

                  1. We understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell or otherwise transfer the Securities or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Securities or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an opinion of legal counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the Certificated Security or beneficial interest in a Global Security from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

                  3. We understand that, on any proposed resale of the Securities or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

                  4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  5. We are acquiring the Securities or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                  --------------------------------------------
                                   [Insert Name of Accredited Investor]


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

Dated:
      ------------------------

                                                                       EXHIBIT F
                         Interstate Bakeries Corporation
                    6% Convertible Subordinate Notes due 2014

                              Exchange Certificate

         In connection with the exchange of a Certificated Security for an interest in a Global Security pursuant to Section 2.12(a)(iv) of the Indenture representing $____________ principal amount of the above-captioned Securities presented or surrendered on the date hereof (the "Surrendered Securities"), the undersigned registered owner of this Security hereby certifies that either:

         [_] the undersigned is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); or

         [_] The Surrendered Securities are being transferred and such transfer complies with Rule 144A under the Securities Act and unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Securities are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

         [_]       The transferee is an Affiliate of the Company.

DATE:
                             ------------------------------------
                             Signature(s)

         (If the registered owner is a corporation, partnership or fiduciary, the title of the person signing on behalf of such registered owner must be stated.)


Signature Guaranteed

-------------------------------------
Participant in a Recognized Signature

                                                                       EXHIBIT G

                    COMMON STOCK RESTRICTED SECURITIES LEGEND


THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER AGREES THAT:

(1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EXCEPT: (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a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

(2) AGREES THAT IT WILL NOTIFY EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO A CLAUSE 1(D) ABOVE) OF THE RESALE RESTRICTIONS CONTAINED IN THIS LEGEND.

THIS LEGEND WILL BE REMOVED UPON THE DATE THAT IS THE EARLIER OF (I) TWO YEARS AFTER THE DATE SUCH SECURITY WAS LAST HELD BY AN AFFILIATE OF THE COMPANY, AND
(II) TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED.

                                                                       EXHIBIT H

                             FORM OF NOTE GUARANTEE

                  For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, fully and unconditionally and irrevocably guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of August 12, 2004 (the "Indenture") among Interstate Bakeries Corporation (the "Company"), the Guarantors party thereto and U. S. Bank National Association, as trustee (the "Trustee"), (a) the due and punctual payment of the principal, Repurchase Price or Fundamental Change Repurchase Price of, and the Make-Whole Premium (only to the extent not otherwise satisfied by the Company in other than cash in accordance with the applicable Company Notice) and Liquidated Damages, if any, and interest on, the Securities, whether at maturity, by acceleration, redemption, repurchase or otherwise, the due and punctual payment of interest on overdue principal of and interest on the Securities, if any, and, to the extent permitted by law, the due and punctual performance of all other obligations of the Company to the Holders (other than the Company's obligations under Article
XII) or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Note Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee. This Note Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

                  Capitalized terms used but not defined herein have the meanings given to them in the Indenture.


                                     [NAME OF GUARANTOR]


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                     [NAME OF GUARANTOR]


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT I


                         FORM OF SUPPLEMENTAL INDENTURE
                    TO BE DELIVERED BY SUBSEQUENT GUARANTORS

                  SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of _______________, 200__, among [NAME OF SUBSIDIARY] (the "Guaranteeing Subsidiary"), a subsidiary of Interstate Bakeries Corporation (or its permitted successor), a Delaware corporation (the "Company"), the other Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

                  WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of August 12, 2004 providing for the issuance of 6% Senior Subordinated Convertible Securities due 2014 (the "Securities");

                  WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company obligations (only to the extent not otherwise satisfied by the Company in other than cash in accordance with the applicable Company Notice) under the Securities and the Indenture on the terms and conditions set forth herein and in the Indenture (the "Note Guarantee"); and

                  WHEREAS, pursuant to Section 13.1 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

                  1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

                  2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article XIV thereof. This Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and the Indenture.

                  4. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Securities, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

                  5. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

                  8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                  Dated:  _______________, 20___

                            [GUARANTEEING SUBSIDIARY]

                            By:
                                ----------------------------------------
                                 Name:
                                 Title:

                            INTERSTATE BAKERIES CORPORATION

                            By:
                                ----------------------------------------
                                 Name:
                                 Title:

                           [EXISTING GUARANTORS]

                            By:
                                ----------------------------------------
                                 Name:
                                 Title:

                            [TRUSTEE],
                            as Trustee

                            By:
                                ----------------------------------------
                                  Authorized Signatory